As filed with the Securities and Exchange Commission on September 26, 2017
SECURITIES ACT FILE NO. 333-134551
INVESTMENT COMPANY ACT FILE NO. 811-21906

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                     |X|
Pre-Effective Amendment No.                                                     | |

Post Effective Amendment No. 588                                           |X|

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940               |X|

Amendment No. 591            |X|

(Check appropriate box or boxes)

CLAYMORE EXCHANGE-TRADED FUND TRUST
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

227 WEST MONROE STREET
CHICAGO, ILLINOIS 60606
(Address of Principal Executive Offices)

(312) 827-0100
Registrant's Telephone Number

AMY J. LEE, ESQ.
GUGGENHEIM FUNDS INVESTMENT ADVISORS, LLC
227 WEST MONROE STREET
CHICAGO, ILLINOIS 60606
(Name and Address of Agent for Service)

Copy to:
STUART M. STRAUSS, ESQ.
DECHERT LLP
1095 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10036

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:

IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)
_________ IMMEDIATELY UPON FILING PURSUANT TO PARAGRAPH (B) OF RULE 485.
____X___ ON SEPTEMBER 27, 2017 PURSUANT TO PARAGRAPH (B) OF RULE 485.
_________ 60 DAYS AFTER FILING PURSUANT TO PARAGRAPH (A)(1) OF RULE 485.
_________ ON [DATE] PURSUANT TO PARAGRAPH (A) OF RULE 485.
_________ 75 DAYS AFTER FILING PURSUANT TO PARAGRAPH (A)(2) OF RULE 485.
_________ ON [DATE] PURSUANT TO PARAGRAPH (A) OF RULE 485.

Exchange Traded Funds	|	|	9.27.2017

Guggenheim ETFs Prospectus

NYSE ARCA, Inc. Ticker Symbol	Fund Name
BSCR	Guggenheim BulletShares 2027 Corporate Bond ETF

The U.S. Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities, or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Sku # ETF-PRO-BULLETS8	guggenheiminvestments.com

2 | CLAYMORE EXCHANGE-TRADED FUND TRUST

Summary Information

Guggenheim BulletShares 2027 Corporate Bond ETF (BSCR)

INVESTMENT OBJECTIVE
The Guggenheim BulletShares 2027 Corporate Bond ETF (the "Fund") seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an investment grade corporate bond index called the Nasdaq BulletShares® USD Corporate Bond 2027 Index (the “2027 Index” or the “Index”).

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors purchasing or selling Shares in the secondary market may be subject to costs (including customary brokerage commissions) charged by their broker.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.24%
Other Expenses[1]	0.00%
Total Annual Fund Operating Expenses	0.24%

1 “Other Expenses” have been estimated for the current fiscal year.

EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example does not take into account brokerage commissions that you may pay when purchasing or selling Shares.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years
$25	$132

PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. As the Fund commenced operations on or about the date of this prospectus ("Prospectus"), no history of the portfolio turnover rate is available.

PRINCIPAL INVESTMENT STRATEGIES
The Fund, using a “passive” or “indexing” investment approach, seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of the 2027 Index. The 2027 Index is a rules-based index (i.e., an index constructed using specified criteria) comprised of, as of August 31, 2017, approximately 133 investment grade corporate bonds with effective maturities in the year 2027. The 2027 Index is designed to represent the performance of a held-to-maturity portfolio of U.S. dollar-denominated investment-grade corporate bonds with effective maturities in the year 2027. The effective maturity of an eligible corporate bond is determined by its actual maturity or, in the case of callable securities, the effective maturity of the security is determined in accordance with a rules-based methodology developed by Accretive Asset Management, LLC (“Accretive” or the “Index Provider”). The actual maturity of a callable security may change because an issuer of a callable security may "call" or repay the amount owed under the security before its stated maturity. As of the date of this Prospectus, the expected duration of the 2027 Index, and thus of the Fund, is 7.97 years. Each year, as the

3 | CLAYMORE EXCHANGE-TRADED FUND TRUST

Fund moves closer to its designated year of maturity, the Fund's expected duration will become shorter. Accretive is affiliated with Guggenheim Funds Investment Advisors, LLC, the Fund's investment adviser (the "Investment Adviser"), and Guggenheim Funds Distributors, LLC, the Fund's distributor (the "Distributor").

The Fund has a designated year of maturity of 2027 and will terminate on or about December 31, 2027. In connection with such termination, the Fund will make a cash distribution to then-current shareholders of its net assets after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to distribute any predetermined amount at maturity. The Fund will invest at least 80% of its total assets in component securities that comprise the 2027 Index. Under normal circumstances, the Fund will invest at least 80% of its net assets in corporate bonds. The Fund has adopted a policy that requires the Fund to provide shareholders with at least 60 days notice prior to any material change in this policy or the 2027 Index. In the last six months of operation, when the bonds held by the Fund mature, the Fund’s portfolio will transition to cash and cash equivalents, including without limitation U.S. Treasury Bills and investment grade commercial paper. The Fund will terminate on or about December 31, 2027 without requiring additional approval by the Board of Trustees (the “Board”) of Claymore Exchange-Traded Fund Trust (the "Trust") or Fund shareholders. The Board may change the termination date to an earlier or later date without shareholder approval if a majority of the Board determines the change to be in the best interest of the Fund. The Board may change the Fund’s investment strategy and other policies without shareholder approval, except as otherwise indicated.

The Fund expects to use a sampling approach in seeking to achieve its investment objective. Sampling means that the Investment Adviser uses quantitative analysis to select securities from the Index universe to obtain a representative sample of securities that resemble the Index in terms of key risk factors, performance attributes and other characteristics. These characteristics include maturity, credit quality, sector, duration and other financial characteristics of fixed income instruments. The quantity of holdings in the Fund will be based on a number of factors, including the asset size of the Fund, potential transaction costs in acquiring particular securities, the anticipated impact of particular Index components on the performance of the Index and the availability of particular securities in the secondary market. However, the Fund may use replication to seek to achieve its investment objective if practicable. A replication strategy involves generally investing in all of the securities in the Index with the same weights as the Index. There may also be instances when the Investment Adviser may choose to overweight another security in the Index or purchase (or sell) securities not in the Index, which the Investment Adviser believes are appropriate to substitute for one or more Index components in seeking to accurately track the Index, such as: (i) regulatory requirements possibly affecting the Fund’s ability to hold a security in the Index or (ii) liquidity concerns possibly affecting the Fund’s ability to purchase or sell a security in the Index. In addition, from time to time, securities are added to or removed from the Index. The Fund may sell securities that are represented in the Index or purchase securities that are not yet represented in the Index in anticipation of their removal from or addition to the Index pursuant to scheduled reconstitutions and rebalancings of the Index. The Fund will concentrate its investments (i.e., invest 25% or more of its assets) in securities issued by companies whose principal business activities are in the same industry or group of industries to the extent the Index is so concentrated. As of August 31, 2017, the financial sector represented a substantial portion of the Index.

PRINCIPAL RISKS
Investors should consider the principal risks associated with investing in the Fund, which are summarized below. The value of an investment in the Fund will fluctuate and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Asset Class Risk—The securities in the Fund’s portfolio may underperform the returns of other securities or indices that track other industries, markets, asset classes or sectors.

Concentration Risk—If the Index concentrates in an industry or group of industries, the Fund’s investments will be concentrated accordingly. In such event, the value of Shares may rise and fall more than the value of Shares that invests in securities of companies in a broader range of industries and the Fund's performance will be particularly susceptible to adverse events impacting such industry.

Credit Risk—The Fund could lose money if the issuer or guarantor of a fixed-income instrument or a counterparty to a transaction is unable or unwilling, or perceived to be unable or unwilling, to pay interest or repay principal on time or defaults. The issuer, guarantor or counterparty could also suffer a rapid decrease in credit quality rating, which would adversely affect the volatility of the value and liquidity of the instrument. Credit ratings may not be an accurate assessment of liquidity or credit risk.

PROSPECTUS | 4

Declining Yield Risk—During the final year of the Fund’s operations, as the bonds held by the Fund mature and the Fund’s portfolio transitions to cash and cash equivalents, the Fund’s yield will generally tend to move toward the yield of cash and cash equivalents and thus may be lower than the yields of the bonds previously held by the Fund and/or prevailing yields for bonds in the market.

Extension Risk—During periods of rising interest rates, an issuer may exercise its right to pay principal on an obligation later than expected, resulting in a decrease in the value of the obligation and in a decline in the Fund’s income.

Financial Sector Risk—The financial sector can be significantly affected by changes in interest rates, government regulation, the rate of defaults on corporate, consumer and government debt, the availability and cost of capital, and the impact of more stringent capital requirements. The Fund may be adversely affected by events or developments negatively impacting the financial sector or issuers within the financial sector.

Fluctuation of Yield and Liquidation Amount Risk—The Fund, unlike a direct investment in a bond that has a level coupon payment and a fixed payment at maturity, will make distributions of income that vary over time. Unlike a direct investment in bonds, the breakdown of returns between Fund distributions and liquidation proceeds are not predictable at the time of your investment. For example, at times during the Fund’s existence, it may make distributions at a greater (or lesser) rate than the coupon payments received on the Fund’s portfolio, which will result in the Fund returning a lesser (or greater) amount on liquidation than would otherwise be the case. The rate of Fund distribution payments may adversely affect the tax characterization of your returns from an investment in the Fund relative to a direct investment in corporate bonds. If the amount you receive as liquidation proceeds upon the Fund’s termination is higher or lower than your cost basis, you may experience a gain or loss for tax purposes.

Foreign Issuers Risk—The Fund may invest in U.S. registered, dollar-denominated bonds of foreign corporations, which have different risks than investing in U.S. companies. These include risks associated with differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries and potential restrictions of the flow of international capital.

Income Risk—The Fund's income may decline during a period of falling interest rates if the Fund holds floating or variable rate debt securities or when the Fund experiences defaults on debt securities it holds. The amount and rate of distributions that the Fund's shareholders receive are affected by the income that the Fund receives from its portfolio holdings. If the income is reduced, distributions by the Fund to shareholders may be less.

Interest Rate Risk—Investments in fixed-income instruments are subject to the possibility that interest rates could rise sharply, causing the value of the Fund’s holdings and share price to decline. The risks associated with rising interest rates are heightened given the historically low interest rate environment as of the date of this prospectus. Interest rates may continue to rise in the future, possibly suddenly and significantly, with unpredictable effects on the financial markets and the Fund's investments. Fixed-income instruments with longer durations are subject to more volatility than those with shorter durations.

Issuer-Specific Changes Risk—The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than those of larger issuers.

Liquidity and Valuation Risk—It may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price, or the price at which it has been valued by the Investment Adviser for purposes of the Fund’s net asset value ("NAV"), causing the Fund to be less liquid and unable to realize what the Investment Adviser believes should be the price of the investment. Valuation of Fund investments may be difficult, such as during periods of market turmoil or reduced liquidity, and for investments that may, for example, trade infrequently or irregularly. In these and other circumstances, an investment may be valued using fair value methodologies, which are inherently subjective, reflect good faith judgments based on available information and may not accurately estimate the price at which the Fund could sell the investment at that time. These risks may be heightened for fixed-income instruments because of the historically low interest rate environment as of the date of this prospectus.

5 | CLAYMORE EXCHANGE-TRADED FUND TRUST

Market Price Risk—Shares are listed for trading on NYSE Arca, Inc. ("NYSE Arca") and are bought and sold in the secondary market at market prices. The market prices of Shares may fluctuate continuously during trading hours, in some cases materially, in response to changes in the NAV and supply and demand for Shares, among other factors. Although it is expected that the market price of Shares typically will remain closely correlated to the NAV, the market price will generally differ from the NAV because of timing reasons, supply and demand imbalances and other factors. As a result, the trading prices of Shares may deviate significantly from NAV during certain periods, especially those of market volatility. The Investment Adviser cannot predict whether Shares will trade above (premium), below (discount) or at their NAV. Thus, an investor may pay more than NAV when buying Shares in the secondary market and receive less than NAV when selling Shares in the secondary market.

Market Risk—The value of, or income generated by, the securities held by the Fund may fluctuate rapidly and unpredictably as a result of factors affecting individual companies or changing economic, political, social or financial market conditions throughout the world. The performance of these investments may underperform the general securities markets or other types of securities.

Non-Diversification Risk—The Fund is considered non-diversified because it may invest a large portion of its assets in a small number of issuers. As a result, the Fund is more susceptible to risks associated with those issuers and the Fund may experience greater losses and volatility than a more diversified portfolio.

Passive Management Risk—Unlike many investment companies, the Fund is not “actively” managed. Therefore, it would not necessarily sell a security because the security’s issuer was in financial trouble or defaulted on its obligations under the security, or whose credit rating was downgraded, unless that security is removed from the Index. In addition, the Fund will not otherwise take defensive positions in declining markets unless such positions are reflected in the Index.

Prepayment Risk—Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, because issuers of the securities may be able to prepay the principal due on the securities. These securities generally offer less potential for gains when interest rates decline and may offer a greater potential for loss when interest rates rise.

Regulatory and Legal Risk—U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund or the level of regulation or taxation applying to the Fund. These regulations and laws impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.

Risk of Cash Transactions—In certain instances, unlike most ETFs, the Fund may effect creations and redemptions for cash, rather than in-kind. As a result, an investment in the Fund may be less tax-efficient than an investment in a more conventional ETF.

Tracking Error Risk—The performance of the Fund may diverge from that of the Index for a number of reasons, including operating expenses, transaction costs, cash flows and operational inefficiencies. The Fund’s return also may diverge from the return of the Index because the Fund bears the costs and risks associated with buying and selling securities (especially when rebalancing the Fund’s securities holdings to reflect changes in the Index) while such costs and risks are not factored into the return of the Index. Transaction costs, including brokerage costs, will decrease the Fund’s NAV to the extent not offset by the transaction fee payable by an "Authorized Participant." Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Index. In addition, the Fund’s use of a representative sampling approach may cause the Fund's returns to not be as well correlated with the return of the Index as would be the case if the Fund purchased all of the securities in the Index in the proportions represented in the Index. Errors in the Index data, the Index computations and/or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. In addition, the Fund may be unable to invest in certain securities included in the Index, or invest in them in the exact proportions in which they are represented in the Index, due to legal restrictions or limitations imposed by the governments of certain countries, a lack of liquidity in markets in which such securities trade, potential adverse tax consequences or other regulatory reasons. To the extent the Fund calculates its NAV based on fair value prices and the value of the Index is based on the securities’ closing prices (i.e., the value of the Index is not based on fair value prices), the Fund’s ability to track the Index may be adversely affected. For tax efficiency purposes, the Fund may sell certain securities, and

PROSPECTUS | 6

such sale may cause the Fund to realize a loss and, thus, the Fund's performance to deviate from the performance of the Index. In light of the factors discussed above, the Fund’s return may deviate significantly from the return of the Index.

PERFORMANCE INFORMATION
As the Fund does not have a full calendar year of performance as of the date of this Prospectus, no performance information is shown. When the Fund has completed a full calendar year of investment operations, this section will include charts that show annual total returns, highest and lowest quarterly returns and average annual total returns (before and after taxes) compared to the Index and a broad measure of market performance.

MANAGEMENT OF THE FUND
Guggenheim Funds Investment Advisors, LLC serves as the investment adviser of the Fund. The portfolio managers who are currently responsible for the day-to-day management of the Fund’s portfolio are Michael P. Byrum, CFA, Senior Managing Director and Portfolio Manager, James R. King, CFA, Managing Director and Portfolio Manager and Jeremy Neisewander, Vice President and Portfolio Manager. Each portfolio manager has managed the Fund's portfolio since its inception in September 2017.

PURCHASE AND SALE OF FUND SHARES
The Fund will issue and redeem Shares at NAV only in a large specified number of Shares called a “Creation Unit” or multiples thereof with certain large institutional investors. A Creation Unit consists of 150,000 Shares. Creation Unit transactions are typically constructed in exchange for the deposit or delivery of securities specified by the Fund and/or cash. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund. Individual Shares may only be purchased and sold in secondary market transactions through brokers and may not be purchased or redeemed directly with the Fund. Shares are listed for trading on the NYSE Arca and, because Shares trade at market prices rather than NAV, Shares may trade at a price greater than (premium) or less than (discount) NAV.

TAX INFORMATION
The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase Shares through a broker-dealer or other financial intermediary, the Investment Adviser or other related companies may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

7 | CLAYMORE EXCHANGE-TRADED FUND TRUST

Additional Information Regarding Investment Objective and Strategies

The Board may change the Fund's investment objective and strategies at any time without shareholder approval. The Fund will provide written notice to shareholders prior to, or concurrent with, any such change as required by applicable law. In addition to the circumstances that may be described in the Fund summary section, should the Fund otherwise change its policy of investing at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in the type of investment or industry suggested by its name, the Fund will provide shareholders at least 60 days‘ notice prior to making the change. As with any investment, there can be no guarantee the Fund will achieve its investment objective.

The Fund's investment policies, limitations and other guidelines typically apply at the time an investment is made.  As a result, the Fund generally may continue to hold positions that met a particular investment policy or limitation at the time the investment was made but subsequently do not meet the investment policy or limitation.

The Fund is subject to certain investment policy limitations referred to as “fundamental policies.” The full text of the Fund’s fundamental policies is included in the Statement of Additional Information (“SAI”).

INDEX METHODOLOGY
Nasdaq BulletShares® USD Corporate Bond 2027 Index

The Index is designed to represent the performance of a held-to-maturity portfolio of U.S. dollar-denominated investment-grade corporate bonds with effective maturities in the same calendar year. The effective maturity of an eligible corporate bond is determined by its actual maturity or, in the case of callable securities, the effective maturity of the security as determined in accordance with a rules-based methodology developed by Accretive. While the Index Provider does not target a specific duration, the Index Provider currently expects that the Index would have a weighted average duration that is approximately the midpoint of the Index's target maturity year. Duration is expressed as a number of years and is a measure of a fixed income security's sensitivity to changes in interest rates. As of the date of this Prospectus, the Index's expected duration is 7.97 years. Each year, as the Index moves closer to its designated year of maturity, the Index's expected duration will become shorter.

INDEX CONSTRUCTION

1.	Securities eligible for inclusion in the Index are U.S. dollar-denominated fixed-income securities of corporate issuers that meet the following criteria:

•	have at least $500 million of outstanding face value;

•	have a minimum credit rating of BBB- from Fitch Investor Services (“Fitch”) or Standard and Poor’s Rating Group (“S&P") or Baa3 by Moody’s Investors Service, Inc. (“Moody’s"); and

•
are issued by companies domiciled in the U.S., Canada, Western Europe (Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom) or Japan.

2.	The Index is limited to securities that pay fixed amounts of interest and the following types of securities are specifically excluded:

•	non-SEC registered bonds (including Rule 144A bonds, Reg. S bonds, private placements, Eurodollar bonds and EuroMTN bonds);

•	retail bonds;

•	floating-rate bonds;

•	zero-coupon bonds;

•	convertible bonds;

PROSPECTUS | 8

•	bonds cum or ex-warrant;

•	bonds with one cash flow only;

•	new bonds that have already been called;

•	inflation or other index-linked bonds;

•	corporate bonds guaranteed by an agency, national or supranational government (including the Federal Deposit Insurance Corporation or Temporary Liquidity Guaranty Program);

•	perpetual securities (including Trust Preferred); and

•	securities for which the Index calculation agent is unable to, or is prohibited from providing an evaluated price.

3.	The Index is constructed as follows:

•
On a semi-annual basis (on the last business day of June and December prior to January 1 of the Index's target maturity year), the bonds in the universe of eligible securities are assigned to the Index based on their actual maturities or, in the case of callable bonds, effective maturities as determined by a proprietary, rules-based process. The Index is reconstituted on a semi-annual basis to reflect any changes in the universe of eligible securities and in the effective maturities of callable bonds.

•
Prior to July 1 of the Index's target maturity year, the Index is rebalanced based on the market values of the Index constituents on a monthly basis. Additions to or removals from the universe of eligible securities are reflected in each monthly rebalancing occurring prior to January 1 of the Index's target maturity year. After January 1 of the Index's target maturity year, any changes in the universe of eligible securities will not be reflected in the monthly rebalancings.

•
Prior to July 1 of the Index’s target maturity year, proceeds of constituents that are called or mature between rebalances are reinvested in 13-week U.S. Treasury Bills until the next monthly rebalancing of the Index. The reinvested amount is reallocated on a pro rata basis across Index constituents at the next monthly rebalance.

•	Beginning on July 1 of the Index’s target maturity year:

•
The Index is calculated using a proprietary methodology that seeks to track the return of a held-to-maturity individual bond. In accordance with this methodology, the portfolio of bonds established in connection with the last monthly rebalancing of the Index prior to July 1 of its target maturity year will be fixed for the remainder of the life of the Index.

•
As bonds in the Index mature or are called and principal is returned, proceeds are re-invested in 13-week U.S. Treasury Bills until the termination of the Index. It is expected that the Index will consist largely, if not completely, of assets invested in such instruments when it terminates.

4.Target Weights

•
The Index employs a market value weighting methodology to weight individual positions, subject to a 5% limit on individual issuers in the Index at each normal monthly rebalancing. Once set, target weights are free to float due to market actions.

5.	The methodology for the Index is maintained by the Index Provider and subject to periodic review by a policy steering committee known as the BulletShares® Index Committee.
NON-PRINCIPAL INVESTMENT STRATEGIES

As non-principal investment strategies, the Fund may invest up to 20% of its total assets in securities not included in the Index, money market instruments, including repurchase agreements or money market funds, convertible securities, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular bond or bond index) and

9 | CLAYMORE EXCHANGE-TRADED FUND TRUST

in swaps, options and futures contracts. Swaps, options and futures contracts (and convertible securities and structured notes) may be used by the Fund in seeking performance that corresponds generally to the Index (whether by gaining exposure to the Index as a whole or to certain specific Index components in lieu of the Fund holding such Index components directly), and in managing cash flows, but will not be used for hedging purposes. The Investment Adviser anticipates that it may take approximately three business days (i.e., each day the NYSE Arca is open) for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

The Fund may borrow money from a bank up to a limit of 10% of the value of its assets, but only for temporary or emergency purposes.

The Fund may lend its portfolio securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. In connection with such loans, the Fund receives liquid collateral equal to at least the value of the portfolio securities being lent. This collateral is marked to market on a daily basis. The Fund may lend its portfolio securities in an amount up to 33 1/3% of its total assets. Securities lending is not a principal investment strategy of the Fund.

Descriptions of Risks

An investment or type of security specifically identified in the prospectus generally reflects a principal investment. The Fund also may invest in or use certain other types of investments, subject to applicable regulatory requirements, and investing techniques that are described in the SAI. An investment or type of security only identified in the SAI typically is treated as a non-principal investment. Additional information on the principal risks and certain non-principal risks of the Fund is described below. The fact that a particular risk was not indicated as a principal risk for the Fund does not mean that the Fund is prohibited from investing its assets in securities that give rise to that risk. It simply means that the risk is not a principal risk for the Fund. Although the Fund will not generally trade for short-term profits, circumstances (e.g., a rebalancing of the Index) may warrant a sale without regard to the length of time a security was held. A high turnover rate may increase transaction costs, which decreases the value of investments and may result in additional taxable gains for Shares held through a taxable account.

In addition, investors should note that the Fund reserves the right to cease operations and liquidate at any time without shareholder approval, or to merge or reorganize itself without shareholder approval unless otherwise required by applicable law.

Asset Class Risk—The securities in the Fund’s portfolio may underperform the returns of other securities or indices that track other industries, markets, asset classes or sectors. Different types of securities and indices tend to go through different performance cycles than the general securities market.

Concentration Risk—If the Index concentrates in an industry or group of industries, the Fund’s investments will be concentrated accordingly. In such event, the value of Shares may rise and fall more than the value of shares of a fund that invests in securities of companies in a broader range of industries and the Fund's performance will be particularly susceptible to adverse events impacting such industry and the Fund's performance will be particularly susceptible to adverse events impacting such industry.

Credit Risk—The Fund could lose money if the issuer or guarantor of a fixed-income instrument or a counterparty to a transaction (such as a repurchase agreement or a loan of portfolio securities) is unable or unwilling, or perceived to be unable or unwilling, to pay interest or repay principal on time or defaults. If an issuer fails to pay interest, the Fund’s income would likely be reduced, and if an issuer fails to repay principal, the value of the instrument likely would fall and the Fund could lose money. This risk is especially acute with respect to high yield, below investment grade and unrated high risk debt instruments (which also may be known as “junk bonds”). Also, the issuer, guarantor or counterparty may suffer adverse changes in its financial condition that could lower the credit quality (or the market’s perception of the credit quality) of an issuer or instrument, leading to greater volatility in the price of the instrument and in Shares. Although credit quality may not accurately reflect the true credit risk of an instrument, a change in the credit quality rating of an instrument or an issuer can have a rapid, adverse effect on the instrument’s liquidity and make it more difficult for the Fund to sell at an advantageous price or time. Any applicable limitation on the credit quality of an issuer or instrument in which the Fund may invest is applied at the time the Fund purchases the instrument.

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The degree of credit risk depends on the particular instrument and the financial condition of the issuer, guarantor or counterparty, which are often reflected in its credit quality. Credit quality is a measure of the issuer’s expected ability to make all required interest and principal payments in a timely manner. An issuer with the highest credit rating has a very strong capacity with respect to making all payments. An issuer with the second-highest credit rating has a strong capacity to make all payments, but the degree of safety is somewhat less. An issuer with the lowest credit quality rating may be in default or have extremely poor prospects of making timely payment of interest and principal. Credit ratings assigned by rating agencies are based on a number of factors and subjective judgments and therefore do not necessarily represent an issuer's actual financial condition or the volatility or liquidity of the security. Although higher-rated securities generally present lower credit risk as compared to lower-rated or unrated securities, an issuer with a high credit rating may in fact be exposed to heightened levels of credit or liquidity risk. See Appendix A of the SAI for a more complete discussion of the meaning of the different credit quality ratings.
Investment grade instruments are fixed-income instruments that have been determined by a nationally recognized statistical rating organization to have a medium to high probability of being paid (although there is always a risk of default) or if unrated, have been determined by the Investment Adviser to be of comparable quality. Investment grade instruments are designated “BBB”, “A”, “AA” or “AAA” by S&P, Fitch, DBRS Ltd., Morningstar Credit Ratings, LLC and Kroll Bond Rating Agency, Inc., “Baa”, “A”, “Aa” or “Aaa” by Moody’s, and “bbb”, “a”, “aa”, or “aaa” by A.M. Best Company, or an equivalent rating by any other nationally recognized statistical rating organization, or have been determined by the Investment Adviser to be of comparable quality. If nationally recognized statistical rating organizations assign different ratings to the same instrument, the Fund will use the higher rating for purposes of determining the instrument’s credit quality. The Investment Adviser’s credit analysis includes looking at factors such as an issuer’s debt service coverage (i.e., its ability to make interest payments on its debt), the issuer’s cash flow, general economic factors and domestic and global market conditions.

Declining Yield Risk—During the final year of the Fund’s operations, as the bonds held by the Fund mature and the Fund’s portfolio transitions to cash and cash equivalents, the Fund’s yield will generally tend to move toward the yield of cash and cash equivalents and thus may be lower than the yields of the bonds previously held by the Fund and/or prevailing yields for bonds in the market.

Extension Risk—An issuer may exercise its right to pay principal on an obligation later than expected, thereby effectively lengthening the maturity of the obligation and making the obligation more sensitive to interest rate changes. This may happen when there is a rise in interest rates. Under these circumstances, the value of the obligation will decrease and the Fund’s performance may suffer from its inability to invest in higher yielding securities.

Financial Sector Risk—The financial sector can be significantly affected by changes in interest rates, government regulation, the rate of defaults on corporate, consumer and government debt, the availability and cost of capital, and the impact of more stringent capital requirements. Financial services companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change or due to increased competition.  The Fund may be adversely affected by events or developments negatively impacting the financial sector.  For example, events in the financial sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur losses.

Fluctuation of Yield and Liquidation Amount Risk—The Fund, unlike a direct investment in a bond that has a level coupon payment and a fixed payment at maturity, will make distributions of income that vary over time. Unlike a direct investment in bonds, the breakdown of returns between Fund distributions and liquidation proceeds are not predictable at the time of your investment. For example, at times during the Fund’s existence, it may make distributions at a greater (or lesser) rate than the coupon payments received on the Fund’s portfolio, which will result in the Fund returning a lesser (or greater) amount on liquidation than would otherwise be the case. The rate of Fund distribution payments may adversely affect the tax characterization of your returns from an investment in the Fund relative to a direct investment in corporate bonds. If the amount you receive as liquidation proceeds upon the Fund’s termination is higher or lower than your cost basis, you may experience a gain or loss for tax purposes.

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Foreign Issuers Risk—The Fund may invest in U.S. registered, dollar-denominated bonds of foreign corporations, which have different risks than investing in U.S. companies. These include risks associated with differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, and potential restrictions of the flow of international capital. Foreign companies may be subject to less governmental regulation than U.S. issuers. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital investment, resource self-sufficiency and balance of payment options.

Income Risk—The Fund's income may decline during a period of falling interest rates if the Fund holds floating or variable rate debt securities or when the Fund experiences defaults on debt securities it holds. The amount and rate of distributions that the Fund's shareholders receive are affected by the income that the Fund receives from its portfolio holdings. If the income is reduced, distributions by the Fund to shareholders may be less.

Interest Rate Risk—Investments in fixed-income instruments are subject to the possibility that interest rates could rise (or are expected to rise) sharply, causing the value of the Fund’s holdings and share price to decline. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes than shorter-term bonds. Generally, the longer the average duration of the bonds in the Fund, the more the Fund’s share price will fluctuate in response to interest rate changes. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates that incorporates a security's yield, coupon, final maturity and call features, among other characteristics. For example, the price of a bond fund with an average duration of eight years would be expected to fall approximately 8% if interest rates rose by one percentage point. Conversely, the price of a bond fund with an average duration of negative three years would be expected to rise approximately 3% if interest rates rose by one percentage point. However, duration may not accurately reflect the true interest rate sensitivity of instruments held by the Fund and, in turn, the Fund’s susceptibility to changes in interest rates. If an issuer calls or redeems an investment or it matures during a time of declining interest rates, the Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates.
Securities with floating interest rates generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much or as fast as interest rates in general. In a decreasing interest rate environment, the Fund’s investment in securities with floating interest rates may prevent the Fund from taking full advantage of decreasing interest rates in a timely manner. During periods of rising interest rates, issuers of debt securities or asset-backed securities may pay principal later or more slowly than expected, which may reduce the value of the Fund’s investment in such securities and may prevent the Fund from receiving higher interest rates on proceeds reinvested.

Changing Fixed-Income Market Conditions—Although the Board of Governors of the Federal Reserve System (“Federal Reserve”) has started to raise interest rates, interest rates in the U.S. and many parts of the world, including certain European countries, remain at or near historically low levels. In addition, certain European countries have recently experienced (or currently are expected to experience) negative interest rates on certain fixed-income instruments, and similar interest rate conditions may be experienced in other regions. To the extent the Federal Reserve continues to raise interest rates, there is a risk that rates across the financial system may rise. Very low or negative interest rates may magnify the Fund’s susceptibility to interest rate risk and diminish yield and performance (e.g., during periods of very low or negative interest rates, the Fund may be unable to maintain positive returns).
Changes in fixed-income market conditions, including the recent increase and potential for future increases to the federal funds rate or interest rates falling below zero, may expose fixed-income markets to heightened volatility and reduced liquidity for certain Series investments that may be difficult to sell at favorable prices to meet fund redemption obligations, causing the value of the Fund’s investments and share price to decline. A rise in general interest rates may also result in increased redemptions from the Fund. Very low or changing interest rates may also have unpredictable effects on securities markets in general, directly or indirectly impacting the Fund’s investments, yield and performance. Thus, the Fund currently faces a heightened level of interest rate, liquidity and valuation risks.

Issuer-Specific Changes Risk—The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than those of larger issuers.

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Liquidity and Valuation Risk—It may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a favorable price. The capacity of traditional fixed-income market makers has not kept pace with the consistent growth in the fixed-income markets over the past three decades, which has led to reduced levels in the capacity of these market makers to engage in fixed-income trading and, as a result, dealer inventories of corporate fixed-income instruments are at or near historic lows relative to market size. These factors may apply more strongly with respect to high yield fixed-income instruments than higher quality fixed-income instruments. Market makers tend to provide stability and liquidity to debt-securities markets through their intermediary services, and their reduced capacity and number could lead to decreased liquidity and increased volatility in the fixed-income markets. The Fund's ability to sell an instrument under favorable conditions also may be negatively impacted by, among other things, other market participants selling the same or similar instruments at the same time.
To the extent that there is not an established liquid market for instruments in which the Fund may invest, or there is a reduced number or capacity of traditional “market makers” with respect to debt instruments, trading in such instruments may be relatively inactive or irregular. In addition, during periods of reduced market liquidity, market turmoil or in the absence of readily available market quotations for particular investments in the Fund’s portfolio, the ability of the Fund to assign an accurate daily value to these investments may be difficult and the Investment Adviser may be required to fair value the investments. Fair value determinations are inherently subjective and reflect good faith judgments based on available information. Accordingly, there can be no assurance that the determination of a security's fair value in accordance with the Fund's valuation procedures will in fact approximate the price at which the Fund could sell that security at that time (i.e., the sale price could differ, sometimes significantly, from the Fund's last valuation for the security). The Fund (or the Investment Adviser) relies on various sources of information to value investments and calculate NAV. The Fund may obtain pricing information from third parties that are believed to be reliable. In certain cases, this information may be unavailable or this information may be inaccurate because of errors by the third parties, technological issues, absence of current market data, or otherwise. As a result, the Fund's ability to effectively value investments or calculate NAV may be adversely affected. These risks may be magnified in a rising interest rate environment and, if the Fund holds a significant percentage of fair valued or otherwise difficult to value securities, it may be particularly susceptible to the risks associated with valuation. For additional information about valuation determinations, see “Pricing Fund Shares.” Proportions of the Fund's investments that are fair valued or difficult to value vary from time to time. The Fund’s shareholder reports contain detailed information about the Fund’s holdings that are fair valued or difficult to value, including values of these holdings as of the dates of the reports. Investors should consider consulting these reports for detailed information.

Market Price Risk—Shares are listed for trading on NYSE Arca and are bought and sold in the secondary market at market prices. The market prices of Shares may fluctuate continuously during trading hours, in some cases materially, in response to changes in the NAV and supply and demand for Shares, among other factors. Although it is expected that the market price of Shares typically will remain closely correlated to the NAV, the market price will generally differ from the NAV because of timing reasons, supply and demand imbalances and other factors. As a result, the trading prices of Shares may deviate significantly from NAV during certain periods, especially those of market volatility. Differences between secondary market prices and the value of the Fund's holdings may be due largely to supply and demand forces in the secondary market, which may not be the same forces as those influencing prices for securities held by the Fund at a particular time. The Investment Adviser cannot predict whether Shares will trade above (premium), below (discount) or at their NAV. Thus, an investor may pay more than NAV when buying Shares in the secondary market and receive less than NAV when selling Shares in the secondary market. Given the fact that Shares can be created and redeemed in Creation Units, the Investment Adviser believes that large discounts or premiums to the NAV of Shares should not be sustained in the long-term. However, the Fund may have a limited number of financial institutions that may act as “Authorized Participants” or market markers. Only Authorized Participants who have entered into agreements with the Fund’s distributor may engage in creation or redemption transactions directly with the Fund (as described under “How to Buy and Sell Shares”). If those Authorized Participants exit the business or are unable to process creation and/or redemption orders (including in situations where Authorized Participants have limited or diminished access to capital required to post collateral), and no other Authorized Participant is able to step forward to create and redeem in either of these cases, Shares may trade at a discount to NAV like closed-end fund shares (and may even face delisting). Similar effects may result if market makers exit the business or are unable to continue making markets in Shares. Further, while the creation/redemption feature is designed to make it likely that Shares normally will trade at prices closely correlated to the Fund’s next calculated NAV, disruptions to creations and redemptions, including disruptions at market makers, Authorized Participants or market participants, or during periods of significant market volatility,

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among other factors, may result in market prices that differ significantly from NAV. Although market makers will generally take advantage of differences between the NAV and the market price of Shares through arbitrage opportunities, there is no guarantee that they will do so. Further, the securities held by the Fund may be traded in markets that close at a different time than the NYSE Arca. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when NYSE Arca is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to Shares' NAV is likely to widen. In addition, secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in the NAV and/or market prices for Shares. The bid-ask spread is generally larger during periods of lower than regular trading volume in Shares or reduced market liquidity and can increase significantly during periods of market disruption or steep declines, which may be the time an investor most wants to sell its Shares. During such periods, shareholders may be unable to sell Shares or may make significant losses if Shares are sold. There are various methods by which investors can purchase and sell Shares and various orders that may be placed. Investors should consult their financial intermediary before purchasing or selling Shares. The Fund’s bid-ask spread may also be impacted by the liquidity of the underlying securities held by the Fund, particularly for newly launched or smaller funds or in instances of significant volatility of the underlying securities. The Fund’s investment results are measured based upon the daily NAV of Shares. Investors purchasing and selling Shares in the secondary market may not experience investment results consistent with those experienced by Authorized Participants creating and redeeming directly with the Fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on NYSE Arca and may, therefore, have a material effect on the market price of Shares.

Market Risk—The value of, or income generated by, the securities held by the Fund are subject to the possibility of rapid and unpredictable fluctuation. The value of certain securities (e.g., equity securities) tends to fluctuate more dramatically over the shorter term than do the value of other asset classes. These movements may result from factors affecting individual companies, or from broader influences, including real or perceived changes in prevailing interest rates, changes in inflation or expectations about inflation, investor confidence or economic, political, social or financial market conditions that may be temporary or last for extended periods. Different sectors, industries and security types may react differently to such developments and, when the market performs well, there is no assurance that the securities held by the Fund will increase in value along with the broader markets. For example, the value of the Fund’s investments in securities or other instruments may be particularly susceptible to changes in commodity prices. As a result, a change in commodity prices may adversely affect the Fund’s investments. Volatility of financial markets can expose the Fund to greater market risk, possibly resulting in reduced liquidity. Moreover, changing economic, political, social or financial market conditions in one country or geographic region could adversely affect the market value of the securities held by the Fund in a different country or geographic region because of the increasingly interconnected global economies and financial markets. The Investment Adviser potentially will be prevented from executing investment transactions at an advantageous time or price as a result of any domestic or global market disruptions, particularly disruptions causing heightened market volatility and reduced market liquidity. Changes or disruptions in market conditions also may lead to increased regulation of the Fund and the instruments in which the Fund may invest, which may, in turn, affect the Fund’s ability to pursue its investment objective and the Fund’s performance. In general, the securities or other instruments represented in the Index or in which the Fund seeks to invest may be unavailable entirely or in the specific quantities sought by the Fund. As a result, the Fund may need to obtain the desired exposure through a less advantageous investment or forgo the investment at the time. This may adversely affect the Fund and increase the Fund's index tracking error.

Non-Diversification Risk—A non-diversified Fund may hold larger positions in a smaller number of securities than a diversified fund. As a result, a non-diversified Fund’s performance may depend on the performance of a small number of issuers and the Fund may be more susceptible to risks associated with and adverse developments affecting a single issuer, including changes in the market value of the issuer’s securities and unfavorable market and economic developments. These events could cause a greater impact on a non-diversified Fund’s NAV and total return (e.g., greater losses) and volatility than a more diversified portfolio.

Passive Management Risk—Unlike many investment companies, the Fund is not “actively” managed. Therefore, it would not necessarily sell a security because the security’s issuer was in financial trouble or defaulted on its obligations under the security, or whose credit rating was downgraded, unless that security is removed from the Index. In addition, the Fund will not otherwise take defensive positions in declining markets unless such positions are reflected in the Index.

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Prepayment Risk—The issuers of securities held by the Fund may be able to prepay principal due on the securities, particularly during periods of declining interest rates. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. In addition, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes as well as limiting the ability of the Fund to invest in securities with higher interest rates. Prepayment risk is a major risk of certain asset-backed securities, including mortgage-backed securities.
Most floating rate fixed-income securities allow for prepayment of principal without penalty. Accordingly, the potential for the value of a floating rate security to increase in response to interest rate declines is limited. Fixed-income securities purchased to replace a prepaid security may have lower yields than the yield on the prepaid security.

Regulatory and Legal Risk—U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund or the level of regulation or taxation applying to the Fund. These regulations and laws impact the investment strategies, performance, costs and operations of the Fund, as well as the way investments in, and shareholders of, the Fund are taxed. The SEC recently adopted rules intended to limit, assess and manage liquidity risk. In the future, the rules may materially affect the securities in which the Fund invests and the Fund's investment strategies and performance, as well as the Fund's index tracking error.

Risk of Cash Transactions—In certain instances, unlike most ETFs, the Fund may effect creations and redemptions for cash, rather than in-kind. As a result, an investment in the Fund may be less tax-efficient than an investment in a more conventional ETF. ETFs generally are able to make in-kind redemptions and avoid being taxed on gain on the distributed portfolio securities at the Fund level. Because the Fund may effect redemptions for cash, rather than in-kind distributions, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. If the Fund recognizes gain on these sales, this generally will cause the Fund to recognize gain it might not otherwise have recognized, or to recognize such gain sooner than would otherwise be required if it were to distribute portfolio securities in-kind. The Fund generally intends to distribute these gains to shareholders to avoid being taxed on this gain at the Fund level and otherwise comply with the special tax rules that apply to it. This strategy may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than, if they had made an investment in a different ETF. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if the Fund sold and redeemed its Shares principally in-kind, will be passed on to purchasers and redeemers of Creation Units in the form of creation and redemption transaction fees. In addition, these factors may result in wider spreads between the bid and the offered prices of the Fund’s Shares than for more conventional ETFs.

Tracking Error Risk—The Fund’s return may not match the return of its Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to its Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its Index, which are not factored into the return of its Index. Transaction costs, including brokerage costs, will decrease the Fund’s NAV to the extent not offset by the transaction fee payable by an Authorized Participant. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track its Index. There is no assurance that the Index Provider or any agents that may act on its behalf will compile the Index accurately, or that the Index will be determined, composed or calculated accurately. Errors in respect of the quality, accuracy and completeness of the data used to compile an Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, particularly where the indices are less commonly used as benchmarks by funds or managers. Therefore, gains, losses or costs associated with errors of the Index Provider or its agents will generally be borne by the Fund and its shareholders. For example, during a period where the Index contains incorrect constituents, the Fund would have market exposure to such constituents and would be underexposed to the Index’s other constituents. Such errors may negatively or positively impact the Fund and its shareholders. Any gains due to the Index Provider’s or others’ errors will be kept by the Fund and its shareholders and any losses resulting from the Index Provider’s or others’ errors will be borne by the Fund and its shareholders. Imperfect correlation between the Fund’s portfolio securities and those in its Index, rounding of prices, changes to the Index and regulatory requirements may cause tracking error, the divergence of the Fund’s performance from that of its Index. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses while its Index does not. If the Fund

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utilizes a representative sampling indexing strategy, the Fund may experience higher tracking error than it would if it held all the securities of its Index with the same weightings as the Index. In addition, the Fund may be unable to invest in certain securities and other instruments included in its Index, or invest in them in the exact proportions they represent of its Index, due to legal restrictions or limitations (imposed by the governments of certain countries), or a lack of liquidity in markets in which such securities trade, potential adverse tax consequences or other regulatory reasons (such as diversification requirements). Moreover, the Fund may be delayed in purchasing or selling securities and other instruments included in its Index. For tax efficiency purposes, the Fund may sell certain securities, and such sale may cause the Fund to realize a loss and, thus, the Fund's performance to deviate from the performance of its Index.

The Fund may fair value certain of its securities. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security or other asset is materially different from the value that could be realized upon the sale of such security or asset. In addition, fair value pricing could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by such Fund’s Index. To the extent the Fund calculates its NAV based on fair value prices and the value of its Index is based on securities’ closing prices on local foreign markets (i.e., the value of its Index is not based on fair value prices), or if the Fund otherwise calculates its NAV based on prices that differ from those used in calculating its Index, the Fund’s ability to track its Index may be adversely affected. The need to comply with the tax diversification and other requirements of the Internal Revenue Code may also impact the Fund’s ability to replicate the performance of its Index. In addition, if the Fund utilizes depositary receipts and other derivative instruments that are not included in its Index, its return may not correlate as well with the returns of its Index as would be the case if the Fund purchased all the securities in its Index directly. Actions taken in response to proposed corporate actions could result in increased tracking error. In light of the factors discussed above, the Fund’s return may deviate significantly from the return of its Index.

In addition to the principal risks described previously, there are certain other non-principal risks applicable to the Fund. The additional risks include the following:

Derivatives Risk—Derivatives may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation and legal restrictions. For derivatives traded on an exchange or through a central counterparty, the Fund is subject to the credit risk of the clearing broker or clearinghouse. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser is incorrect about its expectations of market conditions, the use of derivatives could also result in a loss, which in some cases may be unlimited. Some of the derivatives in which the Fund invests are traded (and privately negotiated) in the over-the-counter ("OTC") market. OTC derivatives are subject to heightened credit, liquidity and valuation risks. Certain risks also are specific to the derivatives in which the Fund invests.

Swap Agreements Risk—Swap agreements are contracts among the Fund and a counterparty to exchange the return of the pre-determined underlying investment (such as the rate of return of the underlying index). Swap agreements may be negotiated bilaterally and traded OTC between two parties or, in some instances, must be transacted through a futures commission merchant or swap execution facility and cleared through a clearinghouse that serves as a central counterparty. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, due in part to the fact they could be considered illiquid and many swaps trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. Certain standardized swaps are subject to mandatory central clearing. Central clearing is intended to reduce counterparty credit risk and increase liquidity, but central clearing does not make swap transactions risk-free.

Futures Contracts Risk—Futures contracts are typically exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Risks of futures contracts may be caused by an imperfect correlation between movements in the price of the instruments and the price of the underlying securities. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Exchanges can limit the number of positions that can be held or controlled by the Fund or the Investment Adviser, thus limiting the ability to implement the Fund’s strategies. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures are also subject to leverage risks and to liquidity risk.

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Options Risk—Options or options on futures contracts give the holder of the option the right to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. They are subject to correlation risk because there may be an imperfect correlation between the options and the securities markets that cause a given transaction to fail to achieve its objectives. The successful use of options depends on the Investment Adviser’s ability to predict correctly future price fluctuations and the degree of correlation between the options and securities markets. Exchanges can limit the number of positions that can be held or controlled by the Fund or the Investment Adviser, thus limiting the ability to implement the Fund’s strategies. Options are also particularly subject to leverage risk and can be subject to liquidity risk.

Leverage—To the extent that the Fund borrows money in the limited circumstances described under “Non-Principal Investment Strategies” above, it may be leveraged. Leveraging generally exaggerates the effect on NAV of any increase or decrease in the market value of the Fund’s portfolio securities. Borrowings create interest expenses and other expenses (e.g., commitment fees) for the Fund that affect the Fund’s performance. Interest expenses are excluded from the Fund expenses borne by the Investment Adviser under the unitary management fee.

Risks Relating to Calculation of NAV—The Fund relies on various third parties and other informative sources to calculate its NAV. Therefore, the Fund is subject to certain operational risks associated with reliance on third party service providers and data sources. NAV calculation may be impacted by operational risks arising from factors such as failures in systems and technology. Such failures may result in delays in the calculation of the Fund’s NAV and/or the inability to calculate NAV over extended time periods. The Fund may be unable to recover any losses associated with such failures.

Securities Lending—Securities lending involves the lending of portfolio securities owned by the Fund to qualified borrowers, including broker-dealers and financial institutions. Therefore, loans of securities involve the risk that the borrower may fail to return the securities or deliver the proper amount of collateral, which may result in a loss to the Fund. In addition, in the event of bankruptcy of the borrower, the Fund could experience losses or delays in recovering the loaned securities. In some cases, these risks may be mitigated by an indemnification provided by the Fund’s lending agent. When lending portfolio securities, the Fund initially will require the borrower to provide the Fund with collateral, most commonly cash, which the Fund will invest. The Fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities or a decline in the value of any investments made with cash collateral. These events, and securities lending in general, could trigger adverse tax consequences for the Fund and its investors. For example, if the Fund loans its securities, the Fund and its investors may lose the ability to treat certain Fund distributions associated with those securities as qualified dividend income.

Trading Issues—Trading in Shares on the NYSE Arca may be halted due to market conditions or for reasons that, in the view of the NYSE Arca, make trading in Shares inadvisable. There can be no assurance that an active trading market for Shares will develop or be maintained. In addition, trading in Shares on the NYSE Arca is subject to trading halts caused by extraordinary market volatility pursuant to the NYSE Arca “circuit breaker” rules. If a trading halt or unanticipated early closing of the NYSE Arca occurs, a Shareholder may be unable to purchase or sell Shares when desired. There can be no assurance that the requirements of the NYSE Arca necessary to maintain the listing of the Fund will continue to be met or will remain unchanged or that Shares will trade with any volume, or at all, in any secondary market. As with other exchange traded securities, Shares may be sold short and may experience increased volatility and price decreases associated with such trading activity.

Disclosure of Portfolio Holdings

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI. The Fund's complete portfolio holdings are publicly disseminated each day the Fund is open for business through the Fund's website at www.guggenheiminvestments.com.

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Investment Management Services

INVESTMENT ADVISER
Guggenheim Funds Investment Advisors, LLC , an indirect wholly-owned subsidiary of Guggenheim Partners, LLC (“Guggenheim”), acts as the Fund's investment adviser pursuant to an investment advisory agreement with the Trust (the “Advisory Agreement”). The Investment Adviser is a Delaware limited liability company with its principal offices located at 227 West Monroe Street, Chicago, Illinois 60606. Guggenheim Funds Distributors, LLC (“Guggenheim Funds Distributors”), an affiliate of the Investment Adviser, currently offers ETFs, unit investment trusts and closed-end funds. Guggenheim is a global, diversified financial services firm with more than $290 billion in assets under supervision as of June 30, 2017. Guggenheim, through its affiliates, provides investment management, investment advisory, insurance, investment banking and capital markets services. Guggenheim Investments represents the investment management division of Guggenheim. The firm is headquartered in Chicago and New York with a global network of offices throughout the United States, Europe and Asia. Pursuant to the Advisory Agreement, the Investment Adviser manages the investment and reinvestment of the Fund's assets and administers the affairs of the Fund to the extent requested by the Board. The Investment Adviser also acts as investment adviser to closed-end and open-end management investment companies.

Pursuant to the Advisory Agreement, the Fund pays the Investment Adviser a unitary management fee for the services and facilities it provides payable on a monthly basis at the annual rate of 0.24% of the Fund’s average daily net assets.

Out of the unitary management fee, the Investment Adviser pays substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for the fee payments under the Investment Advisory Agreement, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses (such as expenses relating to a meeting of the Fund’s shareholders).

The Investment Adviser’s unitary management fee is designed to pay the Fund’s expenses and to compensate the Investment Adviser for providing services for the Fund.

APPROVAL OF ADVISORY AGREEMENT
A discussion regarding the basis for the Board’s approval of the Advisory Agreement for the Fund will be available in the Fund's semi-annual report to shareholders for the period ending November 30, 2017.

PORTFOLIO MANAGERS
The portfolio managers who are currently responsible for the day-to-day management of the Fund's portfolio are Michael P. Byrum, CFA, Senior Managing Director and Portfolio Manager, James R. King, CFA, Managing Director and Portfolio Manager, and Jeremy Neisewander, Vice President and Portfolio Manager. Each portfolio manager has managed the Fund's portfolio since its inception in September 2017.

Mr. Byrum is a Senior Managing Director and Portfolio Manager of Guggenheim Investments and joined Guggenheim Investments in 1993. He has ultimate responsibility for the management of the Fund. In addition to generally overseeing all aspects of the management of several other funds in the Guggenheim Investments fund complex, Mr. Byrum reviews the activities of the portfolio managers of the Fund. During his time at Guggenheim Investments, he has played a key role in the development of the firm’s investment strategies and product offerings. As Portfolio Manager, Mr. Byrum was instrumental in the launch of several funds in the Guggenheim Investments fund complex, including the NASDAQ-100®, Precious Metals, Government Long Bond 1.2x Strategy, Inverse Government Long Bond Strategy, Inverse S&P 500 Strategy and Inverse NASDAQ-100® Strategy Funds, and helped to create the Sector Funds. He was named Vice President of Portfolio for Guggenheim Investments in 1998, and Executive Vice President in 2000. Prior to joining Guggenheim Investments, Mr. Byrum worked for Money Management Associates, the investment adviser for Rushmore Funds, Inc. He holds a degree in finance from Miami University of Ohio and is a member of the CFA Institute and the Washington Society of Investment Analysts.

Mr. King is a Managing Director and Portfolio Manager of Guggenheim Investments and rejoined Guggenheim Investments in 2011 as the lead portfolio manager for exchange-traded products. In the interval between 2008 and 2011, he served as special consultant to a pair of hedge funds ventures, one focused on long-short equity and

PROSPECTUS | 18

the other on market neutral statistical arbitrage. Prior to that, he served in a variety of roles for Guggenheim Investments ranging from shareholder services representative to portfolio manager and director of trading. At the time of his departure in 2008, he was director of portfolio management, overseeing a suite of trader-friendly mutual funds with nearly $15 billion in assets. Mr. King holds a bachelor’s degree in finance from the University of Maryland, and has earned the Chartered Financial Analyst designation. He has been quoted in several publications such as The Wall Street Journal, Reuters and BusinessWeek. He has also been a speaker at several industry events, discussing ETFs, trading strategies, index construction and trader-friendly mutual funds.

Mr. Neisewander is a Vice President and Portfolio Manager of Guggenheim Investments and joined Guggenheim Investments in May 2014. Mr. Neisewander is a member of the ETF Portfolio Management team. Prior to joining Guggenheim Investments, Mr. Neisewander held Analyst and Portfolio Management roles within the multi-asset team at UBS Global Asset Management from 2005 to 2014. Prior to his time at UBS, Mr. Neisewander focused on the development and implementation of asset allocation models while a Senior Analyst at Ibbotson Associates. Mr. Neisewander holds an MBA and B.S. degree in Finance from the Roosevelt University.

The SAI provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities of the Fund.

Purchase and Redemption of Shares

GENERAL
Shares will be issued or redeemed by the Fund at NAV per Share only in Creation Unit size.

Most investors buy and sell Shares in secondary market transactions through brokers. Shares are listed and traded on the secondary market on the NYSE Arca. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although Shares are generally purchased and sold in “round lots” of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller “odd lots,” at no per-Share price differential. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The Fund trades on the NYSE Arca at prices that may differ to varying degrees from the daily NAV of Shares. Given that the Fund’s Shares can be issued and redeemed in Creation Units, the Investment Adviser believes that large discounts and premiums to NAV should not be sustained for long. The Fund trades under the NYSE Arca symbol "BSCR."

 Share prices are reported in dollars and cents per Share.

Investors may acquire Shares directly from the Fund, and shareholders may tender their Shares for redemption directly to the Fund, only in Creation Units of 150,000 Shares. In certain circumstances the Fund may restrict or reject a creation or redemption order, and notify a shareholder of such restriction or rejection, as described in “Creation and Redemption of Creation Unit Aggregations” in the SAI and in the Fund’s authorized participant agreement.

BOOK ENTRY
Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares and is recognized as the owner of all Shares for all purposes.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you may hold in book entry or “street name” form.

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How to Buy and Sell Shares

PRICING FUND SHARES
The trading price of the Fund’s Shares on the NYSE Arca may differ from the Fund’s daily NAV. The NYSE Arca disseminates the approximate value of Shares every fifteen seconds. This approximate value should not be viewed as a “real-time” update of the NAV per Share of the Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day. The Fund is not involved in, or responsible for, the calculation or dissemination of the approximate value and the Fund does not make any warranty as to its accuracy.

The Fund calculates its NAV by:

Taking the current market value of its total assets;
Subtracting any liabilities; and
Dividing that amount by the total number of Shares outstanding.

The Fund generally calculates its NAV once each Business Day as of the regularly scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). The NYSE is open Monday through Friday, except on observation of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. If the NYSE has an earlier closing time (scheduled or unscheduled), such as on days in advance of holidays generally observed by the NYSE, the Fund may calculate its NAV as of the earlier closing time or calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day, so long as the Investment Adviser believes there generally remains an adequate market to obtain reliable and accurate market quotations. The Fund generally does not calculate its NAV on any non-Business Day. However, if the NYSE is closed for any other reason on a day it would normally be open for business, the Fund may calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day, so long as the Investment Adviser believes there generally remains an adequate market to obtain reliable and accurate market quotations. The Fund discloses its NAV on a daily basis. For more information, or to obtain the Fund’s NAV, please call 800.820.0888 or visit the Guggenheim Investments website-www.guggenheiminvestments.com.

When calculating the NAV, the Fund will value the portfolio securities and assets of the Fund for which market quotations are readily available at the current market price of those securities and assets. With respect to portfolio securities and assets of the Fund for which market quotations are not readily available, or which cannot be accurately valued under the Fund's valuation procedures, the Fund will fair value those securities and assets.

Debt securities with a maturity greater than 60 days at the time of purchase will usually be valued based on pricing services approved by the Board, when available. Prices obtained from pricing services use various inputs, methods, models and assumptions, which may include information provided by broker-dealers and other market makers. Commercial paper is valued using a pricing service. Discount notes with a maturity of 60 days or less are valued at amortized cost, unless it is deemed that amortized cost does not represent fair value, in which case the applicable asset will be valued using prices obtained from pricing services. If prices obtained from pricing services are unavailable, then securities are generally fair valued. Certain securities may also be valued based on broker bid prices.

Equity securities traded on a domestic securities exchange will usually be valued at the last sale price on that exchange on the day the valuation is made, provided, however, that securities listed on NASDAQ will usually be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If no sale is reported, then the last bid price is used.

For foreign securities and other assets that are priced in a currency other than U.S. dollars, the Fund will convert the security or asset from the local currency into U.S. dollars using the relevant current exchange rate. Foreign securities may trade in their primary markets on weekends or other days when the Fund does not price its Shares and, therefore, the value of the portfolio securities of the Fund may change on days when shareholders will be unable to purchase or redeem Shares.

If market quotations are not readily available, are unreliable, or a significant event has occurred, securities are priced at fair value as determined in good faith using methods approved by the Board. For example, market prices

PROSPECTUS | 20

may be unavailable if trading in a particular portfolio security was halted during the day and did not resume prior to the Fund’s NAV calculation. The Investment Adviser may view market prices as unreliable when the value of a security has been materially affected by events occurring after the market closes, but prior to the time as of which the Fund calculates its NAV.

The use of fair valuation in pricing a security involves the consideration of a number of subjective factors and therefore, is susceptible to the unavoidable risk that the valuation may be higher or lower than the price at which the security might actually trade if a reliable market price were readily available.

More information about the valuation of the Fund's holdings can be found in the SAI and the Fund's shareholder reports (when available).

CREATION UNITS
Investors such as market makers, large investors and institutions who wish to deal in Creation Units directly with the Fund must have entered into an authorized participant agreement with the distributor, or purchase through a dealer that has entered into such an agreement. Set forth below is a brief description of the procedures applicable to purchase and redemption of Creation Units. For more detailed information, see “Creation and Redemption of Creation Unit Aggregations” in the SAI.

HOW TO BUY SHARES
In order to purchase Creation Units of the Fund, an investor must generally deposit a designated portfolio of corporate bonds constituting a substantial replication, or a representation, of the securities included in the Index (the “Deposit Securities”) (and/or an amount of cash in lieu of some or all of the Deposit Securities) and generally make a small cash payment referred to as the “Cash Component.” For those Authorized Participants (as defined below) that are not eligible for trading a Deposit Security, custom orders are available. The list of the names and the number of shares of the Deposit Securities is made available by the Fund’s custodian through the facilities of the National Securities Clearing Corporation, commonly referred to as NSCC, immediately prior to the opening of business each day of the NYSE. The Cash Component represents the difference between the NAV of a Creation Unit and the market value of the Deposit Securities. In the case of custom orders, cash-in-lieu may be added to the Cash Component to replace any Deposit Securities that the Authorized Participant (as defined below) may not be eligible to trade. As the planned termination date of the Fund approaches, the Fund may elect to accept creation orders mostly or entirely in cash. As bonds held by the Fund begin to mature, creations may be effected increasingly in cash.

Orders must be placed by or through a participant of The Depository Trust Company (“DTC Participant”) that has entered into an agreement with the Trust and the distributor, with respect to purchases and redemptions of Creation Units (collectively, “Authorized Participant” or “AP”) and must be in proper form pursuant to the requirements regarding submission and logistics set forth in such agreement. See “Creation and Redemption of Creation Unit Aggregations” in the SAI. All standard orders must be placed for one or more whole Creation Units of Shares and must be received by the distributor in proper form no later than the close of regular trading on the NYSE Arca (ordinarily 4:00 p.m. Eastern time) (“Closing Time”) in order to receive that day’s closing NAV per Share. In the case of certain custom orders placed, at the request of the AP and as further described in the SAI, the order must be received by the distributor no later than one hour prior to Closing Time in order to receive that day’s closing NAV per Share. A custom order may be placed by an Authorized Participant in the event that the Trust permits or requires the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such Authorized Participant or the investor for which it is acting or any other relevant reason. See “Creation and Redemption of Creation Unit Aggregations” in the SAI.

A fixed creation transaction fee of $500 per transaction is applicable to each transaction regardless of the number of Creation Units purchased in the transaction. An additional variable charge may be imposed for cash creations or partial cash creations to compensate the Fund for the costs associated with buying the applicable securities. The Fund may adjust these fees from time to time based on actual experience. The Fund reserves the right to effect creations in cash. A shareholder may request a cash creation in lieu of securities, however, the Fund may, in its discretion, reject any such request. See “Creation and Redemption of Creation Unit Aggregations” in the SAI. The price for each Creation Unit will equal the daily NAV per Share times the number of Shares in a Creation Unit plus the fees described above and, if applicable, any transfer taxes.

21 | CLAYMORE EXCHANGE-TRADED FUND TRUST

Shares may be issued in advance of receipt of all Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 115% of the market value of the missing Deposit Securities. See “Creation and Redemption of Creation Unit Aggregations” in the SAI.

LEGAL RESTRICTIONS ON TRANSACTIONS IN CERTAIN SECURITIES
An investor subject to a legal restriction with respect to a particular security required to be deposited in connection with the purchase of a Creation Unit may, at the Fund’s discretion, be permitted to deposit an equivalent amount of cash in substitution for any security which would otherwise be included in the Deposit Securities applicable to the purchase of a Creation Unit. For more details, see “Creation and Redemption of Creation Unit Aggregations” in the SAI.

REDEMPTION OF SHARES
Shares may be redeemed only in Creation Units at their NAV and only on a day the NYSE Arca is open for business. The Fund’s custodian makes available immediately prior to the opening of business each day of the NYSE Arca, through the facilities of the NSCC, the list of the names and the number of shares of the Fund’s portfolio securities that will be applicable that day to redemption requests in proper form (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities which are applicable to purchases of Creation Units. Unless cash redemptions or partial cash redemptions are available or specified for the Fund, the redemption proceeds consist of the Fund Securities, plus cash in an amount equal to the difference between the NAV of Shares being redeemed as next determined after receipt by the transfer agent of a redemption request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less the applicable redemption fee and, if applicable, any transfer taxes. Should the Fund Securities have a value greater than the NAV of Shares being redeemed, a compensating cash payment to the Trust equal to the differential, plus the applicable redemption fee and, if applicable, any transfer taxes will be required to be arranged for, by or on behalf of the redeeming shareholder. As the planned termination date of the Fund approaches, the Fund may elect to accept creation orders mostly or entirely in cash. As bonds held by the Fund begin to mature, redemptions may be effected increasingly in cash. For more details, see “Creation and Redemption of Creation Unit Aggregations” in the SAI.

An order to redeem Creation Units of the Fund may only be effected by or through an Authorized Participant. An order to redeem must be placed for one or more whole Creation Units and must be received by the transfer agent in proper form no later than the Closing Time in order to receive that day’s closing NAV per Share. In the case of certain custom orders, at the request of the AP and as further described in the SAI, the order must be received by the transfer agent no later than 3:00 p.m. Eastern time.

A fixed redemption transaction fee of $500 per transaction is applicable to each redemption transaction regardless of the number of Creation Units redeemed in the transaction. An additional variable charge for cash redemptions or partial cash redemptions may also be imposed to compensate the Fund for the costs associated with selling the applicable securities. The Fund may adjust these fees from time to time based on actual experience. The Fund reserves the right to effect redemptions wholly or partially in cash. A shareholder may request a cash redemption or partial cash redemption in lieu of securities, however, the Fund may, in its discretion, reject any such request. See “Creation and Redemption of Creation Unit Aggregations” in the SAI.

DISTRIBUTIONS
Dividends and Capital Gains. Fund shareholders are entitled to their share of the Fund’s income and net realized gains on its investments. The Fund pays out substantially all of its net earnings to its shareholders as “distributions.”

The Fund typically earns interest from debt securities. These amounts, net of expenses, are passed along to Fund shareholders as “income dividend distributions.” The Fund realizes capital gains or losses whenever it sells securities. Net long-term capital gains are distributed to shareholders as “capital gain distributions.”

Income dividends, if any, are distributed to shareholders monthly. Net capital gains are distributed at least annually. Dividends may be declared and paid more frequently to improve Index tracking or to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended, that are applicable to regulated investment companies. Some portion of each distribution may result in a return of capital. Fund shareholders will be notified regarding the portion of the distribution that represents a return of capital.

PROSPECTUS | 22

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through which Shares were purchased makes such option available.

Distribution and Service Plan
The Board has adopted a distribution and service plan (the “Plan”) pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”). Under the Plan, the Fund is authorized to pay distribution fees in connection with the sale and distribution of its Shares and pay service fees in connection with the provision of ongoing services to shareholders and the maintenance of shareholder accounts in an amount up to 0.25% of its average daily net assets each year.

No 12b-1 fees are currently paid by the Fund, and there are no current plans to impose these fees. In addition, no such fee may be paid in the future without further approval by the Board and the Board has adopted a resolution that no such fee will be paid for at least 12 months from the date of this prospectus. However, in the event 12b-1 fees are charged in the future, because these fees are paid out of the Fund’s assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing shares subject to distribution fees and service fees, you may pay more over time than you would by purchasing shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the rules of the Financial Industry Regulatory Authority. The net income attributable to Shares will be reduced by the amount of distribution fees and service fees and other expenses of the Fund.

The Investment Adviser or its affiliates may make payments to broker-dealers, banks or other financial intermediaries (together, “intermediaries”) related to marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems, or their making Shares and certain other Guggenheim Funds ETFs available to their customers. Such payments, which may be significant to the intermediary, are not made by the Fund. Rather, such payments are made by the Investment Adviser or its affiliates from their own resources, which come directly or indirectly in part from fees paid by the Guggenheim Funds ETF complex. Payments of this type are sometimes referred to as revenue-sharing payments. A financial intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the revenue-sharing payments it is eligible to receive. Therefore, such payments to an intermediary create conflicts of interest between the intermediary and its customers and may cause the intermediary to recommend the Fund or other Guggenheim Funds ETFs over another investment. More information regarding these payments is contained in the Fund's SAI. Please contact your salesperson or other investment professional for more information regarding any such payments his or her firm may receive from the Investment Adviser or its affiliates.

Frequent Purchases and Redemptions

The Fund imposes no restrictions on the frequency of purchases and redemptions. The Board evaluated the risks of market timing activities by the Fund's shareholders when they considered that no restriction or policy was necessary. The Board noted that Shares can only be purchased and redeemed directly from the Fund in Creation Units by APs and that the vast majority of trading in Shares occurs on the secondary market. Because the secondary market trades do not involve the Fund directly, it is unlikely those trades would cause many of the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the Fund's trading costs and the realization of capital gains. To the extent the Fund may effect the purchase or redemption of Creation Units in exchange wholly or partially for cash, the Board noted that such trades could result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund's ability to achieve its investment objective. However, the Board noted that direct trading by APs is critical to ensuring that Shares trade at or close to NAV. In addition, the Fund imposes fixed and variable transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs incurred by the Fund in effecting trades. Finally, the Fund reserves the right to not accept orders from APs that the Investment Adviser has determined may be disruptive to the management of the Fund, or otherwise not in the Fund's best interests.

Fund Service Providers

MUFG Investor Services (US), LLC is the administrator of the Fund.

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The Bank of New York Mellon is the custodian and fund accounting and transfer agent for the Fund.

Dechert LLP serves as legal counsel to the Fund.

Ernst & Young LLP serves as the Fund's independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Fund and performs other audit-related and tax services.

Index Provider

Accretive is the Index Provider for the Fund. The Investment Adviser has entered into a license agreement with Accretive to use the Index. The Fund is entitled to use the Index pursuant to a sub-licensing arrangement with the Investment Adviser.

Accretive is affiliated with the Investment Adviser and the Distributor. The Investment Adviser has in place a code of ethics designed to prevent misuse of non-public index information.

Disclaimer

“Nasdaq” is a trademark of The Nasdaq OMX Group, Inc. and has been licensed for use in the name of the Index by Accretive. “BulletShares®” and the name of the Index are trademarks of Accretive and have been licensed for use for certain purposes by the Investment Adviser. The Fund and its Shares are not sponsored, endorsed, sold or promoted by Accretive and Accretive makes no representation regarding the advisability of investing in Shares. Accretive makes no representation or warranty, express or implied, to the shareholders of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of any data supplied by Accretive to track general market performance. Accretive is an affiliate of the Investment Adviser and its relationship to the Investment Adviser includes the licensing of certain trademarks and trade names of Accretive and of the data supplied by Accretive, which is determined, composed and calculated by Accretive. Accretive has no obligation to take the needs of the Investment Adviser or the shareholders of the Fund into consideration in determining, composing or calculating the data supplied by Accretive. Accretive is not responsible for and has not participated in the determination of the prices of Shares or the timing of the issuance or sale of such Shares. Accretive has no obligation or liability in connection with the administration, marketing or trading of the Fund or its Shares.

The Investment Adviser does not guarantee the accuracy and/or the completeness of the Index or any data included therein and the Investment Adviser shall have no liability for any errors, omissions or interruptions therein.

Federal Income Taxation

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

•	Your Fund makes distributions,

•	You sell your Shares listed on the NYSE Arca, and

•	You purchase or redeem Creation Units.
TAXES ON DISTRIBUTIONS
Income dividends, if any, are distributed to shareholders monthly and long-term capital gains, if any, are distributed to shareholders annually. The Fund may also pay a special distribution at the end of the calendar year

24 | CLAYMORE EXCHANGE-TRADED FUND TRUST

to comply with federal tax requirements. In general, your distributions are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in the Fund. Dividends paid out of the Fund’s income and net short-term gains, if any, are taxable as ordinary income. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held Shares.

Dividends that are designated as qualified dividend income are eligible for the reduced maximum rate to individuals of 15% or 20% (depending on whether the individual’s income exceeds certain threshold amounts) to the extent that the Fund receives qualified dividend income and subject to certain limitations. Given the investment strategies of the Fund, it is not anticipated that a significant portion of the distributions from the Fund will be designated as qualified dividend income.

Long-term capital gains of non-corporate taxpayers are generally taxed at a maximum rate of either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Distributions in excess of the Fund’s current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in Shares, and as capital gain thereafter. A distribution will reduce the Fund’s NAV per Share and may be taxable to you as ordinary income or capital gain even though, from an investment standpoint, the distribution may constitute a return of capital.

Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them.

Redemption of shares by a shareholder as part of a liquidation generally will be considered a taxable event. If the amount you receive as liquidation proceeds upon the Fund’s termination is higher or lower than your cost basis, you will generally recognize a gain or loss for tax purposes.

If you are not a citizen or permanent resident of the United States, or if you are a foreign entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business. Prospective investors are urged to consult their tax advisors concerning the applicability of the U.S. withholding tax.

Dividends, interest and gains received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Shareholders of the Fund may, subject to certain limitations, be entitled to claim a credit or a deduction with respect to foreign taxes if the Fund is eligible to and elects to pass through these taxes to you. If the Fund makes such an election, the shareholders would also be required to include in their income their proportionate share of the foreign taxes covered by the election.

By law, the Fund must withhold a percentage of your distributions and proceeds if you have not provided a taxpayer identification number or social security number. The backup withholding rate for individuals is currently 28%.

TAXES ON EXCHANGE-LISTED SHARES SALES
Currently, any capital gain or loss realized upon a sale of Shares is generally treated as long-term capital gain or loss if Shares have been held for more than one year and as short-term capital gain or loss if Shares have been held for one year or less. Capital loss realized on the sale or exchange of Shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. The ability to deduct capital losses may be limited.

25 | CLAYMORE EXCHANGE-TRADED FUND TRUST

TAXES ON PURCHASE AND REDEMPTION OF CREATION UNITS
An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the exchanger’s aggregate basis in the securities surrendered and the Cash Component paid. A person who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales” on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether the wash sale rules apply and when a loss might be deductible.

Under current federal tax laws, any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if Shares have been held for more than one year and as a short-term capital gain or loss if Shares have been held for one year or less.

If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many and at what price you purchased or sold Shares.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of Fund Shares. You are advised to consult your personal tax advisor about the potential tax consequences of an investment in Fund Shares under all applicable tax laws.

Tax-Advantaged Product Structure

Unlike interests in many conventional mutual funds, Shares are traded throughout the day on a national securities exchange, whereas mutual fund interests are typically only bought and sold at closing NAVs. Shares have been designed to be tradable in the secondary market on a national securities exchange on an intra-day basis, and to be created and redeemed in-kind and/or for cash in Creation Units at each day’s next calculated NAV. To the extent Creation Units are created and redeemed in-kind, those arrangements are designed to protect ongoing shareholders from adverse effects on the Fund’s portfolio that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because the mutual fund may need to sell portfolio securities to obtain cash to meet fund redemptions. These sales may generate taxable gains for the shareholders of the mutual fund, whereas to the extent Creation Units are redeemed in-kind, Shares’ in-kind redemption mechanism generally will not lead to a tax event for the Fund or its ongoing shareholders.

Other Information

For purposes of the 1940 Act, the Fund is treated as a registered investment company. Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including Shares. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Fund.

The Prospectus and SAI, related regulatory filings, and any other Fund communications or disclosure documents do not purport to create any contractual obligations between the Fund and shareholders. The Fund may amend any of these documents or enter into (or amend) a contract on behalf of the Fund without shareholder approval except where shareholder approval is specifically required. Further, shareholders are not intended third-party beneficiaries of any contracts entered into by (or on behalf of) the Fund, including contracts with the Investment Adviser or other parties who provide services to the Fund.

Premium/Discount Information

Information about the differences between the daily market price on secondary markets for Shares and the NAV of the Fund can be found at guggenheiminvestments.com.

PROSPECTUS | 26

Total Return Information

Information about the total return of the Index in comparison to the total return of the Fund can be found at guggenheiminvestments.com.

PROSPECTUS | 27

Financial Highlights

Because Shares are newly offered, there is no financial information available for Shares as of the date of this Prospectus.

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For More Information

Existing Shareholders or Prospective Investors

•	Call your broker

•	Visit guggenheiminvestments.com

Dealers

•	Visit guggenheiminvestments.com

•	Distributor Telephone: 800.820.0888

Investment Adviser
Guggenheim Funds Investment Advisors, LLC
227 West Monroe Street
Chicago, Illinois 60606

Distributor
Guggenheim Funds Distributors, LLC
227 West Monroe Street
Chicago, Illinois 60606

Custodian
The Bank of New York Mellon
101 Barclay Street New York,
New York 10286

Transfer Agent
The Bank of New York Mellon
101 Barclay Street New York,
New York 10286

Legal Counsel
Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm
Ernst & Young LLP
1775 Tysons Blvd.
Tysons, VA 22102

29 | CLAYMORE EXCHANGE-TRADED FUND TRUST

A Statement of Additional Information dated September 27, 2017, which contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus, which means that it is legally part of this Prospectus.

You will find additional information about the Fund's investments in its annual and semi-annual reports to shareholders, when available. The annual report will explain the market conditions and investment strategies affecting the Fund’s performance during its last fiscal year.

You can ask questions or obtain a free copy of the Fund's shareholder reports or the SAI by calling 800.820.0888. Free copies of the Fund's shareholder reports and the SAI are available from our website at guggenheiminvestments.com.

Information about the Fund, including its reports and the SAI, has been filed with the SEC. These materials can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC or on the EDGAR database on the SEC’s internet site (http://www.sec.gov). Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (202) 551-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, 100 F Street NE, Room 1580, Washington, DC 20549.

PROSPECTUS

Distributor
Guggenheim Funds Distributors, LLC
227 West Monroe Street
Chicago, Illinois 60606
guggenheiminvestments.com

September 27, 2017

Investment Company Act File No. 811-21906

ETF-PRO-BULLETS8

Claymore Exchange-Traded Fund Trust

Statement of Additional Information

September 27, 2017

This Statement of Additional Information ("SAI") provides information relating to the Guggenheim BulletShares 2027 Corporate Bond ETF (NYSE Arca: BSCR), a series (the "Fund") of Claymore Exchange-Traded Fund Trust (the "Trust").

This SAI is not a prospectus. This SAI relates to the Fund's prospectus dated September 27, 2017, as may be supplemented from time to time (the “Prospectus”), and should be read in conjunction with the Prospectus.

The Prospectus (and the Fund's annual and semi-annual reports) may be obtained without charge by writing to the Trust's Distributor, Guggenheim Funds Distributors, LLC, 227 West Monroe Street, Chicago, Illinois 60606, by calling 800.820.0888 or by visiting www.guggenheiminvestments.com/services/prospectuses-and-reports.

As described herein, the investment adviser to the Fund is Guggenheim Funds Investment Advisors, LLC, 227 West Monroe Street, 7th Floor, Chicago, Illinois 60606.

GENERAL INFORMATION

The Trust was organized as a Delaware statutory trust on May 24, 2006 and is authorized to have multiple series or portfolios. The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently consists of 33 investment portfolios. This SAI relates to the Guggenheim BulletShares 2027 Corporate Bond ETF (the “Fund"). The Fund is based on an underlying index (the “Underlying Index”) of investment grade corporate bonds. The Fund is a non-"diversified company” and, as such, the Fund's investments are not required to meet certain diversification requirements under the 1940 Act, which if applicable would restrict the Fund’s investments in particular issuers.1 The shares of the Fund are referred to herein as “Shares” or “Fund Shares.”

The investment adviser to the Fund is Guggenheim Funds Investment Advisors, LLC ("Guggenheim Funds Advisors" or the “Investment Adviser”).

The Fund offers and issues Shares at net asset value (“NAV”) only in aggregations of a specified number of Shares (each, a “Creation Unit” or a “Creation Unit Aggregation”), generally in exchange for a basket of component securities included in the Underlying Index (the “Deposit Securities”) and/or an amount of cash in lieu of some or all of the Deposit Securities, together with the deposit of a specified cash payment (the “Cash Component”). The Fund’s Shares are listed and traded on the NYSE Arca, Inc. (the “NYSE Arca”). Fund Shares will trade on the NYSE Arca at market prices that may be below, at or above NAV. Shares are redeemable only in Creation Unit Aggregations and, generally, in exchange for portfolio securities and/or a specified cash payment. Creation Units are aggregations of 150,000 Shares for the Fund. In the event of the liquidation of the Fund, the Trust may lower the number of Shares in a Creation Unit.

The Trust reserves the right to offer a “cash” option for creations and redemptions of Fund Shares. Fund Shares may be issued in advance of receipt of Deposit Securities subject to various conditions including a requirement to maintain on deposit with the Trust cash at least equal to 115% of the market value of the missing Deposit Securities. See the “Creation and Redemption of Creation Unit Aggregations” section. In each instance of such cash creations or redemptions, transaction fees may be imposed that will be higher than the transaction fees associated with in-kind creations or redemptions. In all cases, such fees will be limited in accordance with the requirements of the Securities and Exchange Commission ("SEC") applicable to management investment companies offering redeemable securities.

1 Currently, under the 1940 Act, for a fund to be classified as a "diversified company," at least 75% of the value of the fund's total assets must be represented by cash and cash items (including receivables), government securities, securities of other investment companies, and securities of other issuers, which for the purposes of this calculation are limited in respect of any one issuer to an amount (valued at the time of investment) not greater in value than 5% of the fund's total assets and to not more than 10% of the outstanding voting securities of such issuer. The Fund may not convert to a non-"diversified company" without the approval of shareholders.

EXCHANGE LISTING AND TRADING

There can be no assurance that the requirements of the NYSE Arca necessary to maintain the listing of Shares will continue to be met. The NYSE Arca may, but is not required to, remove Shares from listing if (i) following the initial 12-month period beginning at the commencement of trading of the Fund, there are fewer than 50 beneficial owners of Shares for 30 or more consecutive trading days; (ii) the value of the Underlying Index is no longer calculated or available; or (iii) such other event shall occur or condition exist that, in the opinion of the NYSE Arca, makes further dealings on the NYSE Arca inadvisable. The NYSE Arca will remove Shares from listing and trading upon termination of the Fund.

As in the case of other stocks traded on the NYSE Arca, broker’s commissions on transactions will be based on negotiated commission rates at customary levels.

The Trust reserves the right to adjust the price levels of Shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

INVESTMENT METHODS AND RISK FACTORS

The Fund’s principal investment strategies and the risks associated with the same are described in the “Fund Summaries” and “Descriptions of Risks” sections of the Prospectus. The following discussion provides additional information about those principal investment strategies and related risks, as well as information about other investment strategies that the Fund may utilize and related risks that may apply to the Fund, even though they are not considered to be “principal” investment strategies of the Fund. Accordingly, an investment strategy and related risk that is described below, but which is not described in the Fund’s Prospectus, should not be considered to be a principal investment strategy or principal risk applicable to the Fund.

Some of the risk factors related to certain securities, instruments and techniques that may be used by the Fund are described in the “Fund Summaries” and “Descriptions of Risks” sections of the Prospectus and in this SAI. The following is a description of certain additional risk factors related to various securities, instruments and techniques. Also included is a general description of some of the investment instruments, techniques and methods that may be used by the Fund. Although the Fund may employ the techniques, instruments and methods described below, consistent with its investment objective and policies and any applicable law and regulatory requirements, the Fund is not be required to do so.

General Risk Factors—The NAV of the Fund is expected to fluctuate, reflecting fluctuations in the market value of its portfolio positions. The value of fixed-income instruments held by the Fund, if applicable, generally fluctuates inversely with interest rate movements. In other words, bond prices generally fall as interest rates rise and generally rise as interest rates fall. Longer term bonds held by the Fund, if applicable, are subject to greater interest rate risk.

Bonds—The Fund invests in U.S. registered, dollar-denominated bonds. A bond is an interest-bearing security issued by a company, governmental unit or, in some cases, a non-U.S. entity. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond’s face value) periodically or on a specified maturity date. An issuer may have the right to redeem or “call” a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. Most bonds bear interest income at a “coupon” rate that is fixed for the life of the bond. The value of a fixed rate bond usually rises when market interest rates fall, and falls when market interest rates rise. Accordingly, a fixed rate bond’s yield (income as a percent of the bond’s current value) may differ from its coupon rate as its value rises or falls. Other types of bonds bear income at an interest rate that is adjusted periodically. Because of their adjustable interest rates, the value of “floating-rate” or “variable-rate” bonds fluctuates much less in response to market interest rate movements than the value of fixed rate bonds. The Fund may treat some of these bonds as having a shorter maturity for purposes of calculating the weighted average maturity of its investment portfolio. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation’s earnings and assets and, in the event of liquidation, are paid before subordinated obligations. Bonds may be unsecured (backed only by the issuer’s general creditworthiness) or secured (also backed by specified collateral).

Corporate Bonds—The Fund invests in corporate bonds. The investment return of corporate bonds reflects interest on the security and changes in the market value of the security. The market value of a corporate bond may be affected by the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the market place. There is a risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

Cyber Security and Operational Risk—With the increased use of technologies in the course of business, the Fund and its service providers have become potentially more susceptible to operational, information security and risks resulting from cyber-attacks. Cyber-attacks are intentional actions and unintentional events that may cause operational disruptions and failures, including the theft or corruption of data maintained online or digitally, denial of service on websites, and the unauthorized release of confidential information. Successful cyber-attacks against, or cyber security breakdowns of, the Fund and/or third party service providers may adversely impact the Fund and its shareholders by, among other things, interfering with the processing of shareholder transactions, impacting the Fund’s ability to calculate its NAV, causing the release of private shareholder information or confidential Fund information, impeding trading, causing reputational damage, and subjecting the Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and additional compliance and cyber security risk management costs. Although the Fund and its service providers may have established business continuity plans and systems designed to reduce the risks or adverse effects associated with cyber attacks, there are inherent limitations in these plans and systems, including that certain risks may not have been identified, in large part because different or unknown threats may emerge in the future. Similar types of cyber security risks also are present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such securities to lose value.

The Fund’s investments or its service providers may be negatively impacted due to operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third-party service providers or trading counterparties. In particular, these errors or failures as well as other technological issues may adversely affect the Fund's ability to calculate its NAVs in a timely manner, including over a potentially extended period. Although the Fund attempts to minimize such failures through controls and oversight, it is not possible to identify all of the operational risks that may affect the Fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. The Fund and its shareholders could be negatively impacted as a result.

Derivatives Regulatory Risk—The laws and regulations that apply to derivatives (e.g., swaps, futures, etc.) and persons who use them (including the Fund, the Investment Advisers and others) are rapidly changing in the U.S. and abroad. As a result, restrictions and additional regulations may be imposed on these parties, trading restrictions may be adopted and additional trading costs are possible. The impact of these changes on any of the Fund and its investment strategies is not yet fully ascertainable.

In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), was signed into law in July 2010. The Dodd-Frank Act is still changing radically the way in which the U.S. financial system is supervised and regulated. Title VII of the Dodd-Frank Act sets forth a new legislative framework for over-the-counter (“OTC”) derivatives, including financial instruments, such as swaps, in which the Fund may invest. Title VII of the Dodd-Frank Act makes broad changes to the OTC derivatives market, grants significant new authority to the SEC and the Commodities Futures Trading Commission ("CFTC") to regulate OTC derivatives and market participants, and requires clearing and exchange trading of many OTC derivatives transactions. The CFTC and SEC finalized the definition of “swap” and “security-based swap.” These definitions provide the parameters around which contracts will be subject to further regulation under the Dodd-Frank Act.

Provisions in the Dodd-Frank Act also include new capital and margin requirements and the mandatory use of clearinghouse mechanisms for and exchange trading of many OTC derivative transactions. The CFTC, SEC and other federal regulators have been tasked with developing the rules and regulations enacting the provisions of the Dodd-Frank Act. Because there is a prescribed phase-in period during which most of the mandated rulemaking and regulations will be implemented, it is not possible at this time to gauge the exact nature and scope of the impact of the Dodd-Frank Act on the Fund. However, swap dealers, major market participants and swap counterparties are experiencing additional regulations, requirements, compliance burdens and associated costs. The new law and the rules may negatively impact the Fund’s ability to meet its investment objective either through limits or requirements imposed on it or upon its counterparties. In particular, new position limits imposed on the Fund or its counterparties may impact the Fund’s ability to invest in futures, options and swaps in a manner that efficiently meets its investment objective. New requirements, even if not directly applicable to the Fund, including capital requirements, changes to the CFTC speculative position limits regime and mandatory clearing, may increase the cost of the Fund’s investments and cost of doing business, which would adversely affect investors.

In December 2015, the SEC proposed a new exemptive rule that would regulate the use of derivatives and other transactions by investment companies registered under the 1940 Act, such as the Fund. The outcome and effect of this proposal cannot be predicted accurately. If the proposed rule is adopted, it could impact the Fund's ability to invest or remain invested in derivatives and achieve its investment objective. The Investment Adviser continues to evaluate the potential impact of the new governmental regulation on the Fund and may have to make changes to the Fund's strategies in the future.

The Fund has filed with the National Futures Association a notice claiming an exclusion from the definition of “commodity pool operator” (“CPO”) under Rule 4.5 under the Commodity Exchange Act, as amended (the "CEA"), with respect to the Fund’s operation. Accordingly, the Fund that has filed such a notice and the Investment Adviser is not subject to registration or regulation as a commodity pool or CPO. Changes to the Fund’s investment strategies or investments may cause the Fund to lose the benefits of the exclusion under Rule 4.5 under the CEA and may trigger additional CFTC regulation. If the Fund becomes subject to CFTC regulation, the Fund may incur additional expenses.

Futures, Options and Other Derivative Transactions.

Futures and Options on Futures. The Fund may invest in futures and options on futures contracts to seek performance that corresponds generally to the Index. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price.

An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Futures contracts are traded on a national futures exchange regulated by the CFTC, which reduces the risk that the Fund will be unable to close out a futures contract. To the extent the Fund uses futures and/or options on futures, it would do so in accordance with Rule 4.5 under the CEA, unless otherwise disclosed.

The Fund may buy and sell index futures contracts with respect to any index traded on a recognized exchange or board of trade. An index futures contract is an agreement pursuant to which the Fund may agree to take or make a cash payment on an index value. No physical delivery of the securities comprising the index is made. Instead, settlement in cash generally must occur daily and upon the termination of the contract. Generally, index futures contracts are closed out prior to the expiration date of the contract.

When the Fund purchases or sells a futures contract, or sells an option thereon, the Fund is required to “cover” its position in order to limit the risk associated with the use of leverage and other related risks. To cover its position, the Fund may earmark or segregate cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as initial margin, are equal to the market value of the futures contract or otherwise “cover” its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder. If the Fund continues to engage in the described securities trading practices and properly earmarks or segregates assets, the assets will function as a practical limit on the amount of leverage which the Fund may undertake and on the potential increase in the speculative character of the Fund. Such practices are intended to assure the availability of adequate funds to meet the obligations of the Fund arising from such investment activities, although there is no guarantee that they will function as intended.

With respect to futures contracts that are not contractually required to “cash-settle,” the Fund usually must cover its open positions by earmarking or segregating on its records cash or liquid assets equal to the contract’s notional value. For futures contracts that are “cash-settled,” however, the Fund is permitted to earmark or segregate cash or liquid assets in an amount equal to the Fund’s next daily marked-to-market (net) obligation, if any (i.e., the Fund’s daily net liability) rather than the notional value. By earmarking or designating assets equal to only its net obligation under cash-settled futures, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to earmark or segregate assets equal to the full notional value of such contracts.

The Fund may also cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high or higher than the price of the futures contract. In the alternative, if the strike price of the put is less than the price of the futures contract, the Fund will also earmark or segregate cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract and that can be exercised on any date or that has the same exercise date as the expiration date of the futures contract. The Fund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based). The Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contract.

The Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option. In the alternative, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the Fund will earmark or segregate cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. The Fund may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the Fund will earmark or segregate cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract.

Eurodollar futures contracts contracts are U.S. dollar-denominated futures contracts that are based on the implied forward London Interbank Offered Rate (“LIBOR”). These contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund may use Eurodollar futures contracts and options thereon to hedge against changes in the LIBOR, to which many interest rate swaps and fixed income instruments are linked, or for other purposes.

There are significant risks associated with the Fund's use of futures contracts and options on futures contracts, including the following: (1) there may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures; (2) there may not be a liquid secondary market for a futures contract or option; (3) trading restrictions or limitations may be imposed by an exchange; and (4) government regulations may restrict trading in futures contracts and options on futures. In addition, some strategies reduce the Fund’s exposure to price fluctuations, while others tend to increase its market exposure.

Options. The Fund may purchase and write (sell) put and call options on securities, indices and currencies listed on national securities exchanges or traded in the OTC market to seek performance that corresponds generally to the Index. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period or on expiration, depending on the terms. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period or on expiration, depending on the terms. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities.

All options written on indices or securities must be covered. If the Fund writes an option on a security, an index or a foreign currency, it will earmark or segregate cash or liquid securities in an amount at least equal to the market value of the option and will maintain the account while the option is open or will otherwise cover the transaction.

The initial purchase (sale) of an option contract is an “opening transaction.” In order to close out an option position prior to expiration, the Fund may enter into a “closing transaction,” which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If the Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

The Fund may purchase and write options on an exchange or over-the-counter. OTC options differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker.

The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date.

Risks associated with options transactions include: (1) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (2) there may not be a liquid secondary market for all options and, in particular, for OTC options; (3) trading restrictions or limitations may be imposed by an exchange; (4) counterparty risk; and (5) while the Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

Lending of Portfolio Securities. For the purpose of realizing additional income, the Fund may make secured loans of Fund securities amounting to not more than 33 1/3% of its total assets. Securities loans are made to broker/dealers, institutional investors, or other persons pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities loaned, marked to market on a daily basis. The collateral received will consist of cash, U.S. government securities, letters of credit or such other collateral as may be permitted under its investment program. While the securities are being loaned, the Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower, although a portion can be payable to a collateral agent for certain services. When the Fund invests collateral, the Fund will bear the risk of loss and the risk of loss depends on the nature and type of investment made with the collateral. Costs of underlying securities lending activities are not typically reflected in the Fund’s fee and expense ratios. The Fund has a right to call each loan and obtain the securities on five business days’ notice or, in connection with securities trading on foreign markets, within such longer period of time which coincides with the normal settlement period for purchases and sales of such securities in such foreign markets. The Fund will not have the right to vote securities while they are being loaned, but it will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to persons deemed by the Investment Adviser to be of good standing and will not be made unless, in the judgment of the Investment Adviser, the consideration to be earned from such loans would justify the risk.

Leverage. The Fund may use leverage in the limited manner set forth above under "Borrowing." Leveraging the Fund creates an opportunity for increased net income but, at the same time, creates special risk considerations. For example, leveraging may exaggerate changes in the NAV of the Fund’s shares and in the yield on the Fund’s portfolio. Although the principal of such borrowings will be fixed, the Fund’s assets may change in value during the time the borrowing is outstanding. Since any decline in value of the Fund’s investments will be borne entirely by the Fund’s shareholders (and not by those persons providing the leverage to the Fund), the effect of leverage in a declining market would be a greater decrease in NAV than if the Fund were not so leveraged. Leveraging will create interest and other expenses for the Fund, which can exceed the investment return from the borrowed funds. To the extent the investment return derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay, the Fund’s investment return will be greater than if leveraging were not used. Conversely, if the investment return from the assets retained with borrowed funds is not sufficient to cover the cost of leveraging, the investment return of the Fund will be less than if leveraging were not used.

Under the 1940 Act, the Fund is required to maintain continuous asset coverage of 300% with respect to borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the Fund’s holdings may be disadvantageous from an investment standpoint. The Fund's policy on borrowing is not intended to limit the ability to pledge assets to secure loans permitted under the Fund's policies.

Repurchase Agreements, Reverse Repurchase Agreements and Dollar Roll Transactions. The Fund may enter into repurchase agreements. Repurchase agreements are similar to loans in many respects. Repurchase agreements are transactions in which the purchaser buys a debt security from a bank or recognized securities dealer and simultaneously commits to resell that security to the bank or dealer at an agreed upon price, date and market rate of interest unrelated to the coupon rate or maturity of the purchased security. If the institution defaults on the repurchase agreement, the Fund will retain possession of the underlying securities. If bankruptcy proceedings are commenced with respect to the seller, realization on the collateral by the Fund may be delayed or limited and the Fund may incur additional costs. In such case, the Fund will be subject to risks associated with changes in market value of the collateral securities. The Fund intends to enter into repurchase agreements only with banks and broker/dealers believed to present minimal credit risks. Except as described above and elsewhere in this SAI, the Fund may enter into repurchase agreements maturing in less than seven days without limitation.

Repurchase agreements collateralized entirely by cash, U.S. government securities or liquid securities or instruments issued by an issuer that has an exceptionally strong credit quality (“Qualifying Collateral”) generally may be deemed to be “collateralized fully” and may be deemed to be investments in the underlying securities for certain purposes. The Fund may accept collateral other than Qualifying Collateral, including debt securities, equity securities and high yield fixed-income instruments that are rated below investment grade or determined to be of comparable quality (“Alternative Collateral”). Repurchase agreements secured by Alternative Collateral are not deemed to be “collateralized fully” under applicable regulations and the repurchase agreement is therefore considered a separate security issued by the counterparty to the Fund. Accordingly, the Fund must include repurchase agreements that are not “collateralized fully” in its calculations of securities issued by the selling institution held by the Fund for purposes of various portfolio diversification and concentration requirements applicable to the Fund. In addition, Alternative Collateral may not qualify as permitted or appropriate investments for the Fund under the Fund's investment strategies and limitations. Accordingly, if a counterparty to a repurchase agreement defaults and the Fund takes possession of Alternative Collateral, the Fund may need to promptly dispose of the Alternative Collateral (or other securities held by the Fund, if the Fund exceeds a limitation on a permitted investment by virtue of taking possession of the Alternative Collateral). The Alternative Collateral may be particularly illiquid, especially in times of market volatility or in the case of a counterparty insolvency or bankruptcy, which may restrict the Fund's ability to dispose of Alternative Collateral received from the counterparty.

The Fund may also enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Under a reverse repurchase agreement, the Fund would sell securities and agree to repurchase them at a particular price at a future date. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. The Fund will segregate or earmark cash or liquid securities in an amount sufficient to cover its obligation under reverse repurchase agreements. Assets may be segregated with the Fund’s custodian or on the Fund’s books. As noted above under “Borrowing,” investments in reverse repurchase agreements are treated as borrowings and, therefore, are subject to the Fund’s fundamental policy on borrowing.

Shares of Other Investment Companies. The Fund may invest in shares of other investment companies, which may include closed-end funds and exchange-traded funds (“ETFs”).

The investment companies in which the Fund invests may have adopted certain investment restrictions that are more or less restrictive than the Fund's investment restrictions, which may permit the Fund to engage in investment strategies indirectly that are prohibited under the Fund's investment restrictions. For example, to the extent the Fund invests in underlying investment companies that concentrate their investments in an industry, a corresponding portion of the Fund's assets may be indirectly exposed to that particular industry.

The Fund may purchase securities of other investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief. It is the Fund's policy that if Shares are purchased by another fund (including any other registered open-end investment company or registered unit investment trust advised by Guggenheim Investments or its affiliates) in reliance on Section 12(d)(1)(G) of the 1940 Act, for so long as Shares are held by such other fund, the Fund will not purchase securities of a registered open-end investment company or registered unit investment trust in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

The main risk of investing in index-based investment companies is the same as investing in a portfolio of securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded. Index-based investments may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

To the extent the Fund invests in other investment companies, it will incur its pro rata share of the underlying investment companies’ expenses (including, for example, investment advisory and other management fees). In addition, the Fund will be subject to the effects of business and regulatory developments that affect an underlying investment company or the investment company industry generally.

Short-Term Instruments. When the Fund experiences large cash inflows through the sale of securities and/or creation orders and the fixed income securities that are included in the Index are unavailable in sufficient quantities or at attractive prices, the Fund may hold short-term investments for a limited time at the discretion of the Investment Adviser. Short-term instruments consist of: (1) short-term obligations issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or by any of the states; (2) other short-term debt securities; (3) commercial paper; (4) bank obligations, including negotiable certificates of deposit, time deposits and bankers’ acceptances; (5) repurchase agreements; (6) shares of money market funds; and (7) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities as of the date of purchase of not more than 397 days and that are rated in the top-two short-term categories by two Nationally Recognized Statistical Ratings Organizations, or if unrated, deemed to be of equal quality by the Investment Adviser.

Structured Notes. The Fund is permitted to invest in structured notes, which are debt obligations that also contain an embedded derivative component with characteristics that adjust the obligation’s risk/return profile. Generally, the performance of a structured note will track that of the underlying debt obligation and the derivative embedded within it. The Fund has the right to receive periodic interest payments from the issuer of the structured notes at an agreed-upon interest rate and a return of the principal at the maturity date.

Structured notes are typically privately negotiated transactions between two or more parties. The Fund bears the risk that the issuer of the structured note would default or become bankrupt which may result in the loss of principal investment and periodic interest payments expected to be received for the duration of its investment in the structured notes.

In the case of structured notes on credit default swaps the Fund would be subject to the credit risk of the corporate credit instruments underlying the credit default swaps. If one of the underlying corporate credit instruments defaults, the Fund may receive the security or credit instrument that has defaulted, or alternatively a cash settlement may occur, and the Fund’s principal investment in the structured note would be reduced by the corresponding face value of the defaulted security.

The market for structured notes may be, or suddenly can become, illiquid. The other parties to the transaction may be the only investors with sufficient understanding of the derivative to be interested in bidding for it. Changes in liquidity may result in significant, rapid, and unpredictable changes in the prices for structured notes. In certain cases, a market price for a credit-linked security may not be available. The collateral for a structured note may be one or more credit default swaps, which are subject to additional risks.

Swap Agreements. The Fund may enter into swap agreements, including, but not limited to, total return swaps, index swaps, interest rate swaps, municipal market data rate locks and credit default swaps. The Fund may utilize swap agreements in an attempt to gain exposure to the securities in a market without actually purchasing those securities, or to hedge a position. Swap agreements are contracts entered into primarily by institutional investors for periods ranging from a day to more than one-year and may be negotiated bilaterally and traded OTC between two parties or, in some instances, must be transacted through a futures commission merchant and cleared through a clearinghouse that serves as a central counterparty. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested in a “basket” of securities or ETFs. Forms of swap agreements include (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap,” (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor,” and (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Another form of swap agreement is a credit default swap. A credit default swap enables the Fund to buy or sell protection against a defined credit event of an issuer or a basket of securities or ETFs. Generally, the seller of credit protection against an issuer or basket of securities receives a periodic payment to compensate against potential default events. If a default event occurs, the seller must pay the buyer the full notional value of the reference obligation in exchange for the reference obligation. If no default occurs, the counterparty will pay the stream of payments and have no further obligations to the Fund selling the credit protection.

In contrast, the buyer of a credit default swap would have the right to deliver a referenced debt obligation and receive the par (or other agreed-upon) value of such debt obligation from the counterparty in the event of a default or other credit event (such as a credit downgrade) by the reference issuer, such as a U.S. or foreign corporation, with respect to its debt obligations. In return, the buyer of the credit protection would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the counterparty would keep the stream of payments and would have no further obligations to the Fund purchasing the credit protection.

The Fund also may enhance income by selling credit protection or attempt to mitigate credit risk by buying protection. Credit default swaps could result in losses if the creditworthiness of an issuer or a basket of securities is not accurately evaluated.

Most swap agreements (but generally not credit default swaps) that the Fund might enter into require the parties to calculate the obligations of the parties to the agreement on a “net basis.” Swap agreements may not involve the delivery of securities or other underlying assets. Consequently, the Fund’s obligations (or rights) and risk of loss under such a swap agreement would generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). Other swap agreements, such as credit default swaps, may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation.

The Fund is required to cover its swaps positions in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder in order to limit the risk associated with the use of leverage and other related risks. The Fund’s obligations under a swap agreement (other than a CDS for which the Fund is the seller) would be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty would be covered by segregating assets determined to be liquid. Obligations under swap agreements so covered would not be construed to be “senior securities” for purposes of the Fund’s investment restriction concerning senior securities and, accordingly, would not treat them as subject to the Fund’s borrowing restrictions. For swaps that are not cash settled, the Fund will earmark or segregate cash or liquid assets with a value at least equal to the full notional amount of the swaps (minus any amounts owed to the Fund) or enter into offsetting transactions. For swaps that are cash settled, the Fund may designate or segregate on its records cash or liquid assets equal to the Fund’s next daily marked-to-market net obligations under the swaps, if any, rather than the full notional amount. Such segregation will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction and will limit any potential leveraging of the Fund’s portfolio. By earmarking or designating assets equal to only its net obligation under cash-settled swaps, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to earmark or segregate assets equal to the full notional amount of such swaps.

Because they may be two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid for the Fund’s illiquid investment limitations. The Fund would not enter into any swap agreement unless the Investment Adviser believes that the other party to the transaction is creditworthy. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty, or in the case of a credit default swap in which the Fund is selling credit protection, the default of a third party issuer.

The Fund may enter into swap agreements to invest in a market without owning or taking physical custody of the underlying securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. The counterparty to any swap agreement would typically be a bank, investment banking firm or broker-dealer or, in the case of a cleared swap, the clearinghouse. The counterparty would generally agree to pay the Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks, plus the dividends that would have been received on those stocks. The Fund would agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount.

Swap agreements typically are settled on a net basis (but generally not credit default swaps), which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of a swap agreement or periodically during its term.

Other swap agreements, such as credit default swaps, may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation. The Fund would earmark and reserve assets necessary to meet any accrued payment obligations when it is the buyer of a credit default swap. In cases where the Fund is the seller of a credit default swap, if the credit default swap provides for physical settlement, the Fund would be required to earmark and reserve the full notional amount of the credit default swap.

The Fund may also enter into swaps on an index, including credit default index swaps (CDX), which are swaps on an index of credit default swaps. For example, a commercial mortgage-backed index (CMBX) is a type of CDX made up of 25 tranches of commercial mortgage-backed securities rather than CDS. Unlike other CDX contracts where credit events are intended to capture an event of default, CMBX involves a pay-as-you-go settlement process designed to capture non-default events that affect the cash flow of the reference obligation. Pay-as-you-go settlement involves ongoing, two-way payments over the life of a contract between the buyer and the seller of protection and is designed to closely mirror the cash flow of a portfolio of cash commercial mortgage-backed securities.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments that are traded in the OTC market. The Investment Adviser under the supervision of the Board, is responsible for determining and monitoring the liquidity of Fund transactions in swap agreements.

Certain standardized swaps are subject to mandatory central clearing. Central clearing is expected to reduce counterparty credit risk and increase liquidity, but central clearing does not make swap transactions risk-free. The Dodd-Frank Act and related regulatory developments will ultimately require the clearing and exchange-trading of many OTC derivative instruments that the CFTC and SEC recently defined as “swaps.” Mandatory exchange-trading and clearing will occur on a phased-in basis based on the type of market participant and CFTC approval of contracts for central clearing. The Investment Adviser will continue to monitor developments in this area, particularly to the extent regulatory changes affect the ability of the Fund to enter into swap agreements. Depending on the Fund’s size and other factors, the margin required under the rules of the clearinghouse and by the clearing member may be in excess of the collateral required to be posted by the Fund to support its obligations under a similar bilateral swap. However, regulators are expected to adopt rules imposing certain margin requirements, including minimums, on uncleared swaps in the near future, which could change this comparison. Regulators are in the process of developing rules that would require trading and execution of most liquid swaps on trading facilities. Moving trading to an exchange-type system may increase market transparency and liquidity but may require the Fund to incur increased expenses to access the same types of swaps. Rules adopted in 2012 also require centralized reporting of detailed information about many types of cleared and uncleared swaps. Reporting of swap data may result in greater market transparency, but may subject the Fund to additional administrative burdens and the safeguards established to protect trader anonymity may not function as expected. Swaps traded in the over-the-counter market are subject to margin requirements which, once implemented, may increase the cost to the Fund of engaging in such transactions.

The use of swap agreements, including credit default swaps, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If a counterparty’s creditworthiness declines, the value of the swap would likely decline. Moreover, there is no guarantee that the Fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

INVESTMENT RESTRICTIONS

The Board of Trustees of the Trust (the “Board” or the “Trustees”) has adopted as fundamental policies the Fund's investment restrictions, numbered (1) through (7) below. The Fund, as a fundamental policy, may not:

(1) Invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries, except to the extent that the Underlying Index that the Fund replicates concentrates in an industry or group of industries. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

(2) Borrow money, except that the Fund may (i) borrow money from banks for temporary or emergency purposes (but not for leverage or the purchase of investments) up to 10% of its total assets and (ii) make other investments or engage in other transactions permissible under the 1940 Act that may involve a borrowing, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Fund’s total assets (including the amount borrowed), less the Fund’s liabilities (other than borrowings).

(3) Act as an underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.

(4) Make loans to other persons, except through (i) the purchase of debt securities permissible under the Fund’s investment policies, (ii) repurchase agreements or (iii) the lending of portfolio securities, provided that no such loan of portfolio securities may be made by the Fund if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Fund’s total assets.

(5) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund (i) from purchasing or selling options, futures contracts or other derivative instruments, or (ii) from investing in securities or other instruments backed by physical commodities).

(6) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

(7) Issue senior securities, except as permitted under the 1940 Act.

Pursuant to restriction (1) above, if the Underlying Index is concentrated in an industry or group of industries, the Fund will concentrate its investments accordingly. If the Underlying Index ceases to be concentrated in an industry or group of industries, the Fund will cease concentrating its investments accordingly.

With respect to the above investment restrictions, except for restriction (2), if a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in market value of the investment or the total assets, or the sale of a security out of the portfolio, will not constitute a violation of that restriction.

With respect to restriction (2)(ii) above, the Fund does not currently intend to make investments or engage in other transactions constituting borrowing for 1940 Act purposes where such investments or transactions are for leverage or the purchase of investments.

Senior securities may include any obligation or instrument issued by an investment company evidencing indebtedness. The 1940 Act generally prohibits a fund from issuing senior securities, although it provides allowances for certain borrowings and certain other investments, such as short sales, reverse repurchase agreements, and firm commitment agreements, when such investments are “covered” or with appropriate earmarking or segregation of assets to cover such obligations. Under the 1940 Act, an investment company may only make loans if expressly permitted by its investment policies.

The foregoing fundamental investment policies cannot be changed as to the Fund without approval by holders of a “majority of its outstanding voting securities.” As defined in the 1940 Act, this means the vote of (i) 67% or more of Shares present at a meeting, if the holders of more than 50% of Shares are present or represented by proxy, or (ii) more than 50% of Shares, whichever is less.

In addition to the foregoing fundamental investment policies, the Fund is also subject to the following non-fundamental restrictions and policies, which may be changed at any time by the Board without shareholder approval. The Fund may not:

(1) Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short at no added cost, and provided that transactions in options, futures contracts, options on futures contracts or other derivative instruments are not deemed to constitute selling securities short.

(2) Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts or other derivative instruments shall not constitute purchasing securities on margin.

(3) Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act.

(4) Invest in direct interests in oil, gas or other mineral exploration programs or leases; however, the Fund may invest in the securities of issuers that engage in these activities.

(5) Invest in illiquid securities if, as a result of such investment, more than 15% of the Fund’s net assets would be invested in illiquid securities.

With respect to investment in illiquid securities, if changes in the values of the Fund’s securities cause the Fund’s holdings of illiquid securities to exceed the 15% limitation (as if liquid securities have become illiquid), the Fund will take such actions as it deems appropriate and practicable to attempt to reduce its holdings of illiquid securities.

The Fund does not currently intend to engage in short sales.

The investment objective of the Fund is a non-fundamental policy that can be changed by the Board without approval by shareholders.

In addition to the foregoing non-fundamental investment policies, the Fund has also adopted the following non-fundamental policy: if the Fund has knowledge that its Shares are purchased by another investment company investor in reliance on the provisions of subparagraphs (F) or (G) of Section 12(d)(1) of the 1940 Act, the Fund will not acquire any securities of other open-end management investment companies or unit investment trusts in reliance on the provisions of subparagraphs (F) or (G) of Section 12(d)(1) of the 1940 Act. This policy may be changed at any time by the Board without shareholder approval.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust has adopted a policy regarding the disclosure of information about the Trust’s portfolio holdings. The Fund and its service providers may not receive compensation or any other consideration (which includes any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Investment Adviser or any affiliated person of the Investment Adviser) in connection with the disclosure of portfolio holdings information of the Fund. The Trust’s policy is implemented and overseen by the Chief Compliance Officer of the Trust, subject to the oversight of the Board. Periodic reports regarding these procedures will be provided to the Board. The Board must approve all material amendments to this policy. The Fund's complete portfolio holdings are publicly disseminated each day the Fund is open for business through financial reporting and news services, including publicly accessible Internet web sites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Fund Shares, together with estimates and actual cash components, is publicly disseminated daily prior to the opening of the NYSE Arca via the National Securities Clearing Corporation (“NSCC”). The basket represents one Creation Unit of the Fund. The Trust, the Investment Adviser and the Distributor will not disseminate non-public information concerning the Trust.

MANAGEMENT OF THE FUND

Trustees and Officers

Oversight of the management and affairs of the Trust, including general supervision of the duties performed by the Investment Adviser for the Fund under the Investment Advisory Agreement (defined below), is the responsibility of the Board. Among other things, the Board considers the approval of contracts, described herein, under which certain companies provide essential management and administrative services to the Trust. Once the contracts are approved, the Board monitors the level and quality of services. After an initial term of two years, the Board annually evaluates the services received under the contracts by receiving reports covering, among other things, investment performance, administrative services and the Investment Adviser’s profitability in order to determine whether to continue existing contracts or negotiate new contracts.

The Board currently has 9 Trustees, 8 of whom have no affiliation or business connection with the Investment Adviser, Guggenheim Funds Distributors, LLC (the "Distributor") or any of their affiliated persons and do not own any stock or other securities issued by the Investment Adviser or the Distributor. These are the “non-interested” or “independent” Trustees (“Independent Trustees”). Mr. Donald C. Cacciapaglia is an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) (an “Interested Trustee”) of the Trust because of his position with the Investment Adviser and the Distributor.

The Trustees of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Guggenheim Funds Group fund complex (the “Fund Complex”) overseen by each Trustee, and other directorships, if any, held by the Trustee are shown below. The Fund Complex includes all closed- and open-end funds (including all of their portfolios) and ETFs advised by the Investment Adviser and any funds that have an investment adviser or servicing agent that is an affiliated person of the Investment Adviser. The Fund Complex is comprised of 11 closed-end funds, 70 ETFs and 152 open-end funds advised or serviced by the Investment Adviser or its affiliates.

Name, Address* and Year of Birth of Trustees	Position (s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustees During Past 5 Years
Independent Trustees
Randall C. Barnes (1951)	Trustee	Since 2006	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	96	Current: Purpose Investments Funds (2014-present).
Donald A. Chubb, Jr. (1946)	Trustee and Chairman of the Valuation Oversight Committee	Since 2014	Current: Business broker and manager of commercial real estate, Griffith & Blair, Inc. (1997-present).	93	Former: Midland Care, Inc. (2011-2016).
Jerry B. Farley (1946)	Trustee and Chairman of the Audit Committee	Since 2014	Current: President, Washburn University (1997-present).	93	Current: Westar Energy, Inc. (2004-present); CoreFirst Bank & Trust (2000-present).

Roman Friedrich III (1946)	Trustee and Chairman of the Contracts Review Committee	Since 2010	Current: Founder and Managing Partner, Roman Friedrich & Company (1998-present). Former: Senior Managing Director, MLV & Co. LLC (2010-2011).	93	Current: Zincore Metals, Inc. (2009-present). Former: Axiom Gold and Silver Corp. (2011-2012).
Robert B. Karn III (1942)	Trustee	Since 2010	Current: Consultant (1998-present). Former: Arthur Andersen, LLP (1965-1997); Managing Partner, Financial and Economic Consulting, St. Louis office (1987-1997).	93	Current: GP Natural Resource Partners, LLC (2002-present). Former: Peabody Energy Company (2003-April 2017)
Ronald A. Nyberg (1953)	Trustee and Chairman of the Nominating and Governance Committee	Since 2006	Current: Partner, Momkus McCluskey Roberts, LLC (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	98	Current: Edward-Elmhurst Healthcare System (2012-present).
Maynard F. Oliverius (1943)	Trustee	Since 2014	Current: Retired. Former: President and CEO, Stormont-Vail HealthCare (1996-2012).	93
Current: Robert J. Dole Institute of Politics (2016-present); Fort Hayes State University Foundation (1999-present); Stormont-Vail Foundation (2013-present); University of Minnesota MHA Alumni Philanthropy Committee(2009-present).

Former: Topeka Community Foundation (2009-2014).

Ronald E. Toupin, Jr. (1958)	Trustee and Chairman of the Board	Since 2006	Current: Portfolio Consultant (2010-present). Former: Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).	95	Former: Bennett Group of Funds (2011-2013).
Interested Trustee
Donald C. Cacciapaglia (1951)	President, Chief Executive Officer and Trustee	Since 2012	Current: President and CEO, certain other funds in the Fund Complex (2012-present); Vice Chairman, Guggenheim Investments (2010-present). Former: Chairman and CEO, Channel Capital Group, Inc. (2002-2010).	226
Current: Clear Spring Life Insurance Company (2015-present); Guggenheim Partners Investment Management Holdings, LLC (2014-present); Guggenheim Partners Japan, Ltd. (2014-present); Delaware Life (2013-present); Guggenheim Life and Annuity Company (2011-present); Paragon Life Insurance Company of Indiana (2011-present).

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, IL 60606.
**	Each Trustee serves an indefinite term, until his successor is duly elected and qualified.

The executive officers of the Trust who are not Trustees, length of time served, and principal business occupations during the past five years are shown below.

Name, Address* and Year of Birth of the Officers	Position(s) held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years

Joanna M. Catalucci (1966)	Chief Compliance Officer	Since 2012
Current: Chief Compliance Officer, certain funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present).

Former: Chief Compliance Officer and Secretary, certain other funds in the Fund Complex (2008-2012); Senior Vice President & Chief Compliance Officer, Security Investors, LLC and certain affiliates (2010-2012); Chief Compliance Officer and Senior Vice President, Rydex Advisors, LLC and certain affiliates (2010-2011).

James M. Howley (1972)	Assistant Treasurer	Since 2006
Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).
Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Keith Kemp (1960)	Assistant Treasurer	Since 2016
Current: Managing Director, Guggenheim Investments (2010-present); Treasurer and Assistant Treasurer, certain other funds in the Fund Complex (2010-present); Chief Financial Officer, Guggenheim Specialized Products, LLC (2016-present).

Former: Managing Director and Director, Transparet Value, LLC (2010-2016); Chief Operating Officer, Macquarie Capital Investment Management (2007-2009).

Amy J. Lee (1961)	Chief Legal Officer	Since 2013
Current: Chief Legal Officer, certain other funds in the Fund Complex (2013-present); Senior Managing Director, Guggenheim Investments (2012-present).

Former: Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).

Mark E. Mathiasen (1978)	Secretary	Since 2011	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016
Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).

Former: Tax Compliance Manager, Ernst & Young LLP (1996-2009).

Michael P. Megaris (1984)	Assistant Secretary	Since 2014
Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Vice President, Guggenheim Investments (2012-present).

Former: J.D., University of Kansas School of Law (2009-2012).

Adam Nelson (1979)	Assistant Treasurer	Since 2015
Current: Vice President, Guggenheim Investments (2015-present); Assistant Treasurer, certain other funds in the Fund Complex (2015-present).
Former: Assistant Vice President and Fund Administration Director, State Street Corporation (2013-2015); Fund Administration Assistant Director, State Street (2011-2013); Fund Administration Manager, State Street (2009-2011).

Kimberly Scott (1974)	Assistant Treasurer	Since 2012
Current: Vice President, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2014
Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

John L. Sullivan (1955)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2010
Current: CFO, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and CCO, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); CFO and Treasurer, Van Kampen Funds (1996-2004).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, IL 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

BOARD LEADERSHIP STRUCTURE

            The Board has appointed an Independent Chairman, Ronald E. Toupin, Jr., who presides at Board meetings and who is responsible for, among other things, participating in the planning of Board meetings, setting the tone of Board meetings and seeking to encourage open dialogue and independent inquiry among the Trustees and management. In addition, the Independent Chairman acts as a liaison with officers, counsel and other Trustees between meetings of the Board. The Independent Chairman may also perform such other functions as may be delegated by the Board from time to time. The Board has established five standing committees (as described below) and has delegated certain responsibilities to those committees, each of which is comprised solely of Independent Trustees. The Board and its committees meet periodically throughout the year to oversee the Fund’s activities, review contractual arrangements with service providers, review the Fund's financial statements, oversee compliance with regulatory requirements, and review performance. The Board may also establish informal working groups from time to time to review and address the policies and practices of the Trust or the Board with respect to certain specified matters. The Independent Trustees are advised by independent legal counsel experienced in 1940 Act matters and are represented by such independent legal counsel at Board and committee meetings. The Board has determined that this leadership structure, including an Independent Chairman, a supermajority of Independent Trustees and committee membership limited to Independent Trustees, is appropriate in light of the characteristics and circumstances of the Trust.

QUALIFICATIONS AND EXPERIENCE OF TRUSTEES

The Trustees considered the educational, business and professional experience of each Board member and the service by each Trustee as a trustee of certain other funds in the Fund Complex. The Trustees were selected to serve and continue on the Board based upon their skills, experience, judgment, analytical ability, diligence, ability to work effectively with other Trustees, availability and commitment to attend meetings and perform the responsibilities of a Trustee and, for the Independent Trustees, a demonstrated willingness to take an independent and questioning view of management. The Trustees also considered, among other factors, the particular attributes described below with respect to the individual Board members. References to the qualifications, attributes and skills of Trustees are pursuant to SEC requirements, do not constitute holding out of the Board or any Trustee as having special expertise and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.
Randall C. Barnes—Mr. Barnes has served as a Trustee of the Trust since 2006 and of other funds in the Fund Complex since 2004. Through his service as a Trustee of the Trust and other funds in the Fund Complex, prior employment experience as President of Pizza Hut International and as Treasurer of PepsiCo, Inc. and his personal investment experience, Mr. Barnes is experienced in financial, accounting, regulatory and investment matters.
Donald C. Cacciapaglia—Mr. Cacciapaglia has served as a Trustee of the Trust and of other funds in the Fund Complex since 2012. Through his service as a Trustee of the Trust and other funds in the Fund Complex, and his over 25 years of experience in the financial industry, Mr. Cacciapaglia is experienced in financial, regulatory, distribution and investment matters.
Donald A. Chubb, Jr.—Mr. Chubb has served as a Trustee of the Trust since 2014 and of other funds in the Fund Complex since 1994.  Through his service as a Trustee of the Trust and other funds in the Fund Complex, as well as Chairman of the Valuation Oversight Committee of the Trust, his experience in the commercial brokerage and commercial real estate market, and his prior experience, including as a director of Fidelity State Bank and Trust Company (Topeka, KS), Mr. Chubb is experienced in financial, regulatory and investment matters.
Dr. Jerry B. Farley—Dr. Farley has served as a Trustee of the Trust since 2014 and of other funds in the Fund Complex since 2005. Dr. Farley currently serves as President of Washburn University and previously served in various executive positions for the University of Oklahoma and Oklahoma State University. He has also been a Certified Public Accountant since 1972 and, although he has not practiced public accounting, his business responsibilities at educational institutions have included all aspects of financial management and reporting. Through his service as a Trustee of the Trust and other funds in the Fund Complex, as well as Chairman of the Audit Committee of the Trust, and his experience in the administration of the academic, business and fiscal operations of educational institutions, including currently serving as President of Washburn University, and service on other boards, Dr. Farley is experienced in accounting, financial, regulatory and investment matters. The Board has determined that Dr. Farley is an “audit committee financial expert” as defined by the SEC.
Roman Friedrich III—Mr. Friedrich has served as a Trustee of the Trust since 2010 and of other funds in the Fund Complex since 2003. Through his service as a Trustee of the Trust and other funds in the Fund Complex, as well as Chairman of the Contracts Review Committee of the Trust, his service on other public company boards, his experience as Founder and Managing Partner of Roman Friedrich & Company, a financial advisory firm, and his prior experience as a senior executive of various financial securities firms, Mr. Friedrich is experienced in financial, investment and regulatory matters.
Robert B. Karn III—Mr. Karn has served as a Trustee of the Trust since 2010 and of other funds in the Fund Complex since 2004. Through his service as a Trustee of the Trust and other funds in the Fund Complex, his service on other public and private company boards, his experience as an accountant and consultant, and his prior experience, including Managing Partner of the Financial and Economic Consulting Practice of the St. Louis office of Arthur Andersen, LLP, Mr. Karn is experienced in accounting, financial, investment and regulatory matters. The Board has determined that Mr. Karn is an “audit committee financial expert” as defined by the SEC.
Ronald A. Nyberg—Mr. Nyberg has served as a Trustee of the Trust since 2006 and of other funds in the Fund Complex since 2003. Through his service as a Trustee of the Trust and other funds in the Fund Complex, as well as Chairman of the Nominating and Governance Committee of the Trust, his professional training and experience as an attorney and partner of a law firm, Momkus McCluskey Roberts, LLC, and his prior employment experience, including an attorney and partner of a law firm, Nyberg & Cassioppi, LLC, and Executive Vice President and General Counsel of Van Kampen Investments, an asset management firm, Mr. Nyberg is experienced in financial, regulatory and governance matters.

Maynard F. Oliverius—Mr. Oliverius has served as a Trustee of the Trust since 2014 and of other funds in the Fund Complex since 1998. Through his service as a Trustee of the Trust and of other funds in the Fund Complex, and his prior experience as President and Chief Executive Officer of Stormont-Vail HealthCare and service on the Board of Trustees of the American Hospital Association, Mr. Oliverius is experienced in financial and regulatory matters.
Ronald E. Toupin, Jr.—Mr. Toupin has served as a Trustee of the Trust since 2006 and of other funds in the Fund Complex since 2003. Through his service as a Trustee of the Trust and other funds in the Fund Complex, as well as the Independent Chairman of the Board, and his professional training and prior employment experience, including Vice President and Portfolio Manager for Nuveen Asset Management, an asset management firm, Mr. Toupin is experienced in financial, regulatory and investment matters.
Each Trustee also has considerable familiarity with the Trust, the Investment Adviser and other service providers, and their operations, as well as the special regulatory requirements governing registered investment companies and the special responsibilities of investment company trustees as a result of his substantial prior service as a trustee of certain funds in the Fund Complex or, with respect to Mr. Cacciapaglia, his extensive experience in the financial industry, including his experience with the parent of the Investment Adviser. The Board annually conducts a "self-assessment" wherein the effectiveness of the Board is reviewed.

BOARD'S ROLE IN RISK OVERSIGHT

     The day-to-day business of the Fund, including the day-to-day management and administration of the Fund and of the risks that arise from the Fund’s investments and operations, is performed by third-party service providers, primarily the Investment Adviser and the Distributor. Consistent with its responsibility for oversight of the Trust, the Board is responsible for overseeing the service providers and thus, has oversight responsibility with respect to the risk management functions performed by those service providers. Risks to the Fund and the Trust include, among others, investment risk, credit risk, liquidity risk, valuation risk, compliance risk and operational risk, as well as the overall business risk relating to the Fund. Risk management seeks to identify and mitigate the potential effects of risks, i.e., events or circumstances that could have material adverse effects on the business, operations, investment performance or reputation of the Fund. Under the oversight of the Board, the service providers to the Fund employ a variety of processes, procedures and controls to seek to identify risks relevant to the operations of the Fund and to lessen the probability of the occurrence of such risks and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Fund’s business and consequently, for managing risks associated with that activity. Each of the Investment Adviser, the Distributor and other service providers has its own independent interest in risk management, and its policies and methods of carrying out risk management functions will depend, in part, on its analysis of the risks, functions and business models. Accordingly, Board oversight of different types of risks may be handled in different ways. As part of the Board’s periodic review of the Fund’s advisory and other service provider agreements, the Board may consider risk management aspects of the service providers’ operations and the functions for which they are responsible.
The Board oversees risk management for the Fund directly and through the committee structure it has established. The Board has established the Audit Committee, the Nominating and Governance Committee, the Valuation Oversight Committee and the Contracts Review Committee to assist in its oversight functions, including its oversight of the risks the Fund faces. For instance, the Audit Committee receives reports from the Fund’s independent registered public accounting firm on internal control and financial reporting matters. In addition, the Board has established an Executive Committee to act on the Board’s behalf, to the extent permitted and as necessary, in between meetings of the Board. Each committee reports its activities to the Board on a regular basis. The Board also oversees the risk management of the Fund’s operations by requesting periodic reports from and otherwise communicating with various personnel of the Trust and its service providers, including, in particular, the Trust’s Chief Compliance Officer, its independent registered public accounting firm and internal auditors for the Investment Adviser or its affiliates, as applicable. In connection with this, the Board requires officers of the Trust to report to the full Board on a variety of matters at regular and special meetings of the Board and its committees, as applicable, including matters relating to risk management. On at least a quarterly basis, the Board meets with the Trust’s Chief Compliance Officer, including separate meetings with the Independent Trustees in executive session, to discuss compliance matters and, on at least an annual basis, receives a report from the Chief Compliance Officer regarding the effectiveness of the Trust’s compliance program. The Board, with the assistance of Trust management, reviews investment policies and risks in connection with its review of the Fund’s performance. In addition, the Board receives reports from the Investment Adviser on the investments and securities trading of the Fund. With respect to valuation, the Valuation Oversight Committee oversees a pricing committee comprised of Trust officers and personnel of the Investment Adviser and has approved Fair Valuation procedures applicable to valuing the Fund’s securities, which the Valuation Oversight Committee and the Audit Committee periodically review. The Board also requires the Investment Adviser to report to the Board on other matters relating to risk management on a regular and as-needed basis.
     The Board recognizes that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to seek to achieve the Fund’s investment objective, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness.  As part of its oversight function, the Board receives and reviews various risk management reports and assessments and discusses these matters with appropriate management and other personnel. Moreover, despite the periodic reports the Board receives, it may not be made aware of all of the relevant information of a particular risk. Most of the Fund’s investment management and business affairs are carried out by or through the Investment Adviser, Distributor and other service providers, most of whom employ professional personnel who have risk management responsibilities and each of which has an independent interest in risk management, which interest could differ from or conflict with that of the other funds that are advised by the Investment Adviser. The role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust and its oversight role does not make the Board a guarantor of the Trust's investments, operations or activities.

BOARD COMMITTEES

Audit Committee—Messrs. Barnes, Chubb, Friedrich, Karn, Nyberg, Oliverius and Toupin and Dr. Farley, each an Independent Trustee, serve on the Trust’s Audit Committee. The Audit Committee is generally responsible for certain oversight matters, such as reviewing the Trust's systems for accounting, financial reporting and internal controls and, as appropriate, the internal controls of certain service providers, overseeing the integrity of the Trust’s financial statements (and the audit thereof), as well as the qualifications, independence and performance of the Trust's independent registered public accounting firm. The Audit Committee is also responsible for recommending to the Board the appointment, retention and termination of the Trust's independent registered public accounting firm and acting as a liaison between the Board and the Trust’s independent registered public accounting firm. The Trust's Audit Committee held seven meetings during the fiscal year ended May 31, 2017.
Contracts Review Committee—Messrs. Barnes, Chubb, Friedrich, Karn, Nyberg, Oliverius and Toupin and Dr. Farley, each an Independent Trustee, serve on the Trust’s Contracts Review Committee. The purpose of the Contracts Review Committee is to assist the Board in overseeing certain contracts to which the Trust, on behalf of the Fund, is or is proposed to be a party to ensure that the interests of the Fund and its shareholders are served by the terms of these contracts. The Committee’s primary function is to oversee the process of evaluating existing investment advisory and sub-advisory agreements, administration agreements, distribution agreements and distribution and/or shareholder services plans pursuant to Rule 12b-1 under the 1940 Act. In addition, at its discretion or at the request of the Board, the Committee reviews and makes recommendations to the Board with respect to any contract to which the Trust on behalf of the Fund is or is proposed to be a party. The Trust's Contracts Review Committee held two meetings during the fiscal year ended May 31, 2017.
Executive Committee—Messrs. Toupin and Chubb, each an Independent Trustee, serve on the Trust’s Executive Committee. In between meetings of the full Board, the Executive Committee generally may exercise all the powers of the full Board in the management of the business of the Trust. However, the Executive Committee cannot, among other things, authorize dividends or distributions on shares, amend the bylaws or recommend to the shareholders any action which requires shareholder approval. The Trust's Executive Committee did hold any meetings during the fiscal year ended May 31, 2017.
Nominating and Governance Committee—Messrs. Barnes, Chubb, Friedrich, Karn, Nyberg, Oliverius and Toupin and Dr. Farley, each an Independent Trustee, serve on the Trust’s Nominating and Governance Committee. The Nominating and Governance Committee is responsible for recommending qualified candidates to the Board in the event that a position is vacated or created. The Nominating and Governance Committee would consider recommendations by shareholders if a vacancy were to exist and shall assess shareholder recommendations in the same manner as it reviews its own candidates. Such recommendations should be submitted to the Secretary of the Trust. The Trust does not have a standing compensation committee. The Trust's Nominating and Governance Committee held two meetings during the fiscal year ended May 31, 2017.

Valuation Oversight Committee—Messrs. Chubb, Friedrich and Oliverius, each an Independent Trustee, serve on the Trust’s Valuation Oversight Committee. The Valuation Oversight Committee assists the Board in overseeing the activities of Guggenheim's Valuation Committee and the valuation of securities and other assets held by the Fund. Duties of the Valuation Oversight Committee include reviewing the Fund's valuation procedures, evaluating pricing services that are being used for the Fund, and receiving reports relating to actions taken by Guggenheim's Valuation Committee. The Trust's Valuation Oversight Committee held two meetings during the fiscal year ended May 31, 2017.

REMUNERATION OF TRUSTEES

The Independent Trustees of the Trust receive from the Fund Complex a general annual retainer of $260,000 for service on covered boards. Additional annual retainer fees are paid as follows: $60,000 to the Independent Chair of the Board; $25,000 to the Audit Committee Chair; $10,000 to the Contracts Review Committee Chair; and $10,000 to the Nominating and Governance Committee Chair, and $5,000 to each member of the Valuation Oversight Committee. In addition, fees are paid for special Board or Committee meetings, with $5,000 paid for a special in-person Board meeting; $5,000 paid for a special in-person Committee meeting; and $1,000 for a special telephonic Board or Committee meeting. No per meeting fee applies to meetings of the Valuation Oversight Committee. The Trust also reimburses each Independent Trustee for reasonable travel and other out-of-pocket expenses incurred in attending in-person meetings, which are not included in the compensation amounts shown below. The Independent Trustees had a different compensation structure prior to January 1, 2016, and the annual retainer with respect to members of the Valuation Committee became effective on November 16, 2016 (when the Board established such committee). The Fund pays proportionately its respective share of Independent Trustees’ fees and expenses based on relative net assets.
The aggregate compensation paid by the Trust, and the aggregate compensation paid by the Fund Complex, to each of the Independent Trustees during the fiscal year ended May 31, 2017 is set forth below. Each of the Independent Trustees is a trustee of other registered investment companies in the Fund Complex. The Trustees did not accrue any pension or retirement benefits as part of Trust expenses, nor will they receive any annual benefits upon retirement. The Trustees also did not accrue any deferred compensation nor is any amount of deferred compensation payable by the Trust.

NAME OF TRUSTEE	AGGREGATE COMPENSATION FROM TRUST	TOTAL COMPENSATION PAID FROM FUND COMPLEX*
INDEPENDENT TRUSTEES
Randall C. Barnes	$68,373	$350,750
Donald A. Chubb, Jr.	$69,683	$268,000
Jerry B. Farley	$68,373	$263,000
Roman Friedrich III	$72,303	$278,000
Robert B. Karn III	$74,923	$288,000
Ronald A. Nyberg	$70,993	$427,750
Maynard F. Oliverius	$69,683	$268,000
Ronald E. Toupin, Jr.	$84,092	$405,250

*            The “Fund Complex” includes all closed- and open-end funds (including all of their portfolios) advised by the Investment Adviser and any funds that have an investment adviser or servicing agent that is an affiliated person of the Investment Adviser.

The Investment Adviser compensates its officers and directors who may also serve as officers or Trustees. The Trust does not pay any fees to, or reimburse expenses of, the Interested Trustee(s).

PRINCIPAL HOLDERS OF SECURITIES

As of August 31, 2017, the officers and Trustees of the Trust, in the aggregate, owned less than 1% of Shares.

As of August 31, 2017, no person owned 5% or more of Shares.

TRUSTEES’ OWNERSHIP OF SECURITIES

As of December 31, 2016, the Trustees beneficially owned Shares in the dollar ranges set forth below and also beneficially owned shares of other funds in the Fund Complex in the dollar ranges set forth below.

NAME OF TRUSTEE	DOLLAR RANGE OF EQUITY SECURITIES IN THE DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND (AS OF DECEMBER 31, 2016)	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEE IN FAMILY OF INVESTMENT COMPANIES (AS OF DECEMBER 31, 2016)
INDEPENDENT TRUSTEES
Randall C. Barnes	None	Over $100,000
Donald A. Chubb, Jr.	None	Over $100,000
Jerry B. Farley	None	Over $100,000
Roman Friedrich III	None	Over $100,000
Robert B. Karn III	None	Over $100,000
Ronald A. Nyberg	None	Over $100,000
Maynard F. Oliverius	None	Over $100,000
Ronald E. Toupin, Jr.	None	Over $100,000

INTERESTED TRUSTEE
Donald C. Cacciapaglia	None	Over $100,000

As to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment adviser or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the Fund.

12b-1 Plan. The Trust has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) pursuant to which the Fund may reimburse the Distributor up to a maximum annual rate of 0.25% of its average daily net assets.

The Trust may pay a monthly fee not to exceed 0.25% per annum of the Fund’s average daily net assets to reimburse the Distributor for actual amounts expended to finance any activity primarily intended to result in the sale of Creation Units of the Fund or the provision of investor services, including but not limited to (i) delivering copies of the Trust’s then-current prospectus to prospective purchasers of such Creation Units; (ii) marketing and promotional services including advertising; (iii) facilitating communications with beneficial owners of Shares; and (iv) such other services and obligations as are set forth in the Distribution Agreement. Distribution expenses incurred in any one year in excess of 0.25% of the Fund’s average daily net assets may be reimbursed in subsequent years subject to the annual 0.25% limit and subject further to the approval of the Board, including a majority of the Independent Trustees. The Distributor may use all or any portion of the amount received pursuant to the Plan to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services, pursuant to agreements with the Distributor, or to pay any of the expenses associated with other activities authorized under the Plan.

The Plan shall, unless terminated as set forth below, remain in effect with respect to the Fund provided that its continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on the Plan. The

Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities (as such term is defined in the 1940 Act) of the Fund. In the event of termination or non-continuance of the Plan, the Trust may reimburse any expense which it incurred prior to such termination or non-continuance, provided that such reimbursement is specifically approved by both a majority of the Board and a majority of the Independent Trustees.

Under the Plan and as required by Rule 12b-1 under the 1940 Act, the Trustees will receive and review after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made.

The Plan was adopted in order to permit the implementation of the Fund’s method of distribution. However, no such fee is currently charged to the Fund, and there are no plans in place to impose such a fee. In addition, the Board has adopted a resolution that no such fee shall be paid for at least 12 months from the date of this SAI.

Financial Intermediary Compensation. The Investment Adviser and/or its subsidiaries or affiliates (“Guggenheim Entities”) may pay certain broker-dealers, banks and other financial intermediaries (“Intermediaries”) for certain activities related to the Fund or other Guggenheim funds (“Payments”). Any Payments made by Guggenheim Entities will be made from their own assets and not from the assets of the Fund. Although a portion of Guggenheim Entities’ revenue comes directly or indirectly in part from fees paid by the Fund and other Guggenheim funds, Payments do not increase the price paid by investors for the purchase of shares of, or the cost of owning, the Fund or other Guggenheim funds. Guggenheim Entities may make Payments for Intermediaries’ participating in activities that are designed to make registered representatives, other professionals and individual investors more knowledgeable about the Fund or for other activities, such as participation in marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems. Guggenheim Entities may also make Payments to Intermediaries for certain printing, publishing and mailing costs associated with the Fund or materials relating to ETFs in general. In addition, Guggenheim Entities may make Payments to Intermediaries that make Shares and certain other Guggenheim funds available to their clients or for otherwise promoting the Fund and other Guggenheim funds. Payments of this type are sometimes referred to as revenue-sharing payments.

The Distributor and its affiliates have established a revenue sharing arrangement with Charles Schwab & Co., Inc. (“Schwab”). Under this arrangement, Schwab has agreed not to charge its customers any trading commissions when those customers purchase or sell shares of certain Guggenheim funds online. In addition, Schwab will promote the availability of commission-free ETF trading to its customers.

Payments to an Intermediary may be significant to the Intermediary, and amounts that Intermediaries pay to your salesperson or other investment professional may also be significant for your salesperson or other investment professional. Because an Intermediary may make decisions about which investment options it will recommend or make available to its clients or what services to provide for various products based on payments it receives or is eligible to receive, Payments create conflicts of interest between the Intermediary and its clients and these financial incentives may cause the Intermediary to recommend the Fund and other Guggenheim funds over other investments. The same conflict of interest exists with respect to your salesperson or other investment professional if he or she receives similar payments from his or her Intermediary firm.

Guggenheim Entities may determine to make Payments based on any number of metrics. For example, Guggenheim Entities may make Payments at year-end or other intervals in a fixed amount, an amount based upon an Intermediary’s services at defined levels or an amount based on the Intermediary’s net sales of one or more Guggenheim funds in a year or other period, any of which arrangements may include an agreed-upon minimum or maximum payment, or any combination of the foregoing. As of the date of this SAI, Guggenheim anticipates that the Payments paid by Guggenheim Entities in connection with the Fund and other Guggenheim funds will be immaterial to Guggenheim Entities in the aggregate for the next year. Please contact your salesperson or other investment professional for more information regarding any Payments his or her Intermediary firm may receive. Any payments made by the Guggenheim Entities to an Intermediary may create the incentive for an Intermediary to encourage customers to buy shares of Guggenheim funds.

Aggregations. Fund Shares in less than Creation Unit Aggregations are not distributed by the Distributor. The Distributor will deliver the Prospectus and, upon request, this SAI to persons purchasing Creation Unit Aggregations and will maintain records of both orders placed with it and confirmations of acceptance furnished by

it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934 (the “Exchange Act”) and a member of the Financial Industry Regulatory Authority (“FINRA”).

The Distribution Agreement for the Fund provides that it may be terminated as to the Fund at any time, without the payment of any penalty, on at least 60 days written notice by the Trust to the Distributor (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Unit Aggregations of Fund Shares. Such Soliciting Dealers may also be Participating Parties (as defined in “Procedures for Creation of Creation Unit Aggregations” below) and DTC Participants (as defined in “DTC Acts as Securities Depository” below).

Index Provider. Set forth below is the Underlying Index (the performance of which the Fund seeks to generally correspond before the Fund's fees and expenses).

FUND	UNDERLYING INDEX
Guggenheim BulletShares 2027 Corporate Bond ETF	Nasdaq BulletShares® USD Corporate Bond 2027 Index

Accretive Asset Management, LLC is the entity that compiles the Underlying Index (the "Index Provider" or "Accretive"). Accretive is affiliated with the Investment Adviser and the Distributor. The Fund is entitled to use the Underlying Index pursuant to a sub-licensing arrangement with the Investment Adviser, which in turn has a licensing agreement with Accretive.

Accretive has licensed certain of its intellectual property, including the determination of the component securities of the Underlying Index and the name of the Underlying Index. The Underlying Index is selected and calculated by Accretive, and it has no obligation to take the specific needs of the Investment Adviser, Distributor or owners of the Fund into consideration in the determination and calculation of the Underlying Index. Accretive is not responsible for and has not participated in the determination of pricing or the timing of the issuance or sale of Shares or in the determination or calculation of the NAV of the Fund. Accretive has no obligation or liability in connection with the administration, marketing or trading of the Fund.

ACCRETIVE SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS RELATED TO THE FUND OR THE UNDERLYING INDEX. ACCRETIVE MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE INVESTMENT ADVISER, DISTRIBUTOR OR OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. ACCRETIVE MAKES NO WARRANTY, EXPRESS OR IMPLIED, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, WITH RESPECT TO THE FUND OR TO THE UNDERLYING INDEX OR TO ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ACCRETIVE HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) IN CONNECTION WITH THE FUND OR THE UNDERLYING INDEX, EVEN IF ACCRETIVE IS NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

INVESTMENT MANAGEMENT

Investment Advisory Agreement. Pursuant to an investment advisory agreement between the Investment Adviser and the Trust (the "Investment Advisory Agreement"), the Investment Adviser is responsible for all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest expenses, distribution fees, if any, brokerage expenses, taxes, litigation expenses and other extraordinary expenses (such as expenses related to a meeting of the Fund's shareholders). The Fund pays the Investment Adviser an advisory fee for the services and facilities it provides, payable on a monthly basis at the annual rate of 0.24% of the Fund's average daily net assets.

Under the Investment Advisory Agreement, the Investment Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the

Investment Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser in the performance of its duties or from reckless disregard of its duties and obligations thereunder. The Investment Advisory Agreement continues in effect for two years from its effective date, and thereafter only if approved annually by the Board, including a majority of the Independent Trustees. The Investment Advisory Agreement terminates automatically upon assignment and is terminable at any time without penalty as to the Fund by the Board, including a majority of the Independent Trustees, or by vote of the holders of a majority of the Fund’s outstanding voting securities on 60 days written notice to the Investment Adviser, or by the Investment Adviser on 60 days written notice to the Fund.

Guggenheim Funds Advisors, an indirect wholly-owned subsidiary of Guggenheim Partners, LLC ("Guggenheim"), acts as the Fund's investment adviser pursuant to the Investment Advisory Agreement. The Investment Adviser is a Delaware limited liability company with its principal offices located at 227 West Monroe Street, Chicago, Illinois 60606. Guggenheim Funds Distributors, an affiliate of the Investment Adviser, currently offers ETFs, unit investment trusts and closed-end funds. Guggenheim is a global, diversified financial services firm with more than $290 billion in assets under supervision as of June 30, 2017. Guggenheim, through its affiliates, provides investment management, investment advisory, insurance, investment banking and capital markets services. Guggenheim Investments represents the investment management division of Guggenheim. The firm is headquartered in Chicago and New York with a global network of offices throughout the United States, Europe, and Asia. Pursuant to the Investment Advisory Agreement, the Investment Adviser manages the investment and reinvestment of the Fund’s assets and administers the affairs of the Fund to the extent requested by the Board. The Investment Adviser also acts as investment adviser to closed-end and open-end management investment companies.

PORTFOLIO MANAGERS

Michael P. Byrum, CFA, Senior Managing Director and Portfolio Manager of Guggenheim Investments, James R. King, CFA, Managing Director and Portfolio Manager of Guggenheim Investments and Jeremy Neisewander, Vice President and Portfolio Manager of Guggenheim Investments, serve as portfolio managers for the Fund and are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.

Other Accounts Managed by the Portfolio Managers. As of May 31, 2017, the portfolio managers managed the following other registered investment companies, pooled investment vehicles or other accounts:

Michael P. Byrum:
TYPE OF ACCOUNT	NUMBER OF ACCOUNTS	TOTAL ASSETS IN THE ACCOUNTS	NUMBER OF ACCOUNTS IN WHICH THE ADVISORY FEE IS BASED ON PERFORMANCE	TOTAL ASSETS IN THE ACCOUNTS IN WHICH THE ADVISORY FEE IS BASED ON PERFORMANCE
Registered Investment Companies	175	$17,181,731,338	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

James R. King:
TYPE OF ACCOUNT	NUMBER OF ACCOUNTS	TOTAL ASSETS IN THE ACCOUNTS	NUMBER OF ACCOUNTS IN WHICH THE ADVISORY FEE IS BASED ON PERFORMANCE	TOTAL ASSETS IN THE ACCOUNTS IN WHICH THE ADVISORY FEE IS BASED ON PERFORMANCE
Registered Investment Companies	65	$33,118,588,513	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Jeremy Neisewander:
TYPE OF ACCOUNT	NUMBER OF ACCOUNTS	TOTAL ASSETS IN THE ACCOUNTS	NUMBER OF ACCOUNTS IN WHICH THE ADVISORY FEE IS BASED ON PERFORMANCE	TOTAL ASSETS IN THE ACCOUNTS IN WHICH THE ADVISORY FEE IS BASED ON PERFORMANCE
Registered Investment Companies	18	$8,502,095,266	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Securities Ownership of the Portfolio Managers. As of August 31, 2017, the portfolio managers did not own Shares.
Information Regarding Conflicts of Interest and Compensation of Portfolio Managers—

Although the funds in the Trust that are managed by the portfolio managers may have different investment strategies, each has an investment objective of replicating its underlying index. The Investment Adviser does not believe that management of the different funds of the Trust presents a material conflict of interest for the portfolio managers or the Investment Adviser.

Portfolio Manager Compensation. Each portfolio manager’s compensation consists of the following elements:

Base salary: Each portfolio manager is paid a fixed base salary by the Investment Adviser or one of its affiliates which is set at a level determined to be appropriate based upon the portfolio manager’s experience and responsibilities.

Annual bonus: Each portfolio manager is eligible for a discretionary annual bonus. There is no policy regarding, or agreement with, a portfolio manager to receive bonuses or any other compensation in connection with the performance of any of the accounts managed by the portfolio manager. Each portfolio manager also participates in benefit plans and programs generally available to all employees of the Investment Adviser or its affiliates.

ADDITIONAL INFORMATION CONCERNING THE TRUST

The Trust is an open-end management investment company registered under the 1940 Act. The Trust was organized as a Delaware statutory trust on May 24, 2006.

The Trust is authorized to issue an unlimited number of shares in one or more series or “funds.” The Trust currently is comprised of 33 funds. The Board has the right to establish additional series or liquidate existing series in the future, to determine the preferences, voting powers, rights and privileges thereof and to modify such preferences, voting powers, rights and privileges without shareholder approval.

Each Share issued by the Fund has a pro rata interest in the assets of the Fund. Fund Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each Share is entitled to participate equally in dividends and distributions declared by the Board with respect to the Fund, and in the net distributable assets of the Fund on liquidation. The Trustees may at any time, by majority vote and without shareholder approval, cause the Fund to redeem all of its Shares and liquidate.

Each Share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all funds, including the Fund, of the Trust vote together as a single class except as otherwise required by the 1940 Act, or if the matter being voted on affects only a particular fund, and, if a matter affects a particular fund differently from other funds, the shares of that fund will vote separately on such matter.

The Declaration of Trust may, except in limited circumstances, be amended or supplemented by the Trustees without shareholder vote. The holders of Fund Shares are required to disclose information on direct or indirect ownership of Fund Shares as may be required to comply with various laws applicable to the Fund, and ownership of Fund Shares may be disclosed by the Fund if so required by law or regulation.

The Trust is not required and does not intend to hold annual meetings of shareholders. Shareholders owning more than 51% of the outstanding shares of the Trust have the right to call a special meeting to remove one or more Trustees or for any other purpose.

The Trust does not have information concerning the beneficial ownership of Shares held by DTC Participants (as defined below).

Shareholders may make inquiries by writing to the Trust, c/o Guggenheim Funds Distributors, LLC, 227 West Monroe Street, Chicago, Illinois 60606.

Book Entry Only System. The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Book Entry.”

DTC Acts as Securities Depository for Fund Shares. Shares are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.

DTC, a limited-purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange (“NYSE”), the NYSE Arca and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial

Owners will receive from or through the DTC Participant a written confirmation relating to their purchase and sale of Shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of Shares held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Fund distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Fund Shares. DTC or its nominee, upon receipt of any such distributions, shall immediately credit DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may decide to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

Quarterly Portfolio Schedule. The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of the Fund’s portfolio holdings with the SEC on Form N-Q. The Trust also discloses a complete schedule of the Fund’s portfolio holdings with the SEC on Form N-CSR after its second and fourth quarters. Form N-Q and Form N-CSR for the Fund will be available on the SEC’s website at http://www.sec.gov. The Fund’s Form N-Q and Form N-CSR may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090. The Fund’s Form N-Q and Form N-CSR are available without charge, upon request, by calling 800.820.0888 or by writing to the Trust at 227 West Monroe Street, Chicago, Illinois 60606.

CODE OF ETHICS

Pursuant to Rule 17j-1 under the 1940 Act, the Board has adopted a Code of Ethics for the Trust and approved Codes of Ethics adopted by the Investment Adviser and the Distributor (collectively the “Codes”). The Codes are intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from the person’s employment activities and that actual and potential conflicts of interest are avoided.

The Codes apply to the personal investing activities of Trustees and officers of the Trust, the Investment Adviser and the Distributor (“Access Persons”). Rule 17j-1 and the Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by Access Persons. Under the Codes, Access Persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. The Codes permit personnel subject to the Codes to invest in securities subject to certain limitations, including securities that may be purchased or held by the Fund. In addition, certain Access Persons are required to obtain approval before investing in initial public offerings or private placements. The Codes are on file with the SEC, and are available to the public.

PROXY VOTING

The Board has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to the Investment Adviser. The Investment Adviser engages a third-party proxy service, such as Institutional Shareholder Services, Inc. or a similar service, to vote all proxies on behalf of the Fund. The Investment Adviser periodically reviews the proxy voting results to ensure that proxies are voted in accordance with the service's guidelines and that proxies are voted in a timely fashion. To avoid any conflicts of interest, the Investment Adviser does not have authority to override the recommendations of the third party service provider, except upon the written authorization of the client directing the Investment Adviser to vote in a specific manner. All overrides shall be approved by the Chief Compliance Officer.

To the extent that a third party service provider seeks the Investment Adviser's direction on how to vote on any particular matter, the Chief Compliance Officer and Chief Financial Officer shall determine whether any potential conflict of interest is present. If a potential conflict of interest is present, the Investment Adviser shall seek instructions from clients on how to vote that particular item.

Special Issues with Voting Foreign Proxies. Voting proxies with respect to shares of foreign stocks may involve significantly greater effort and corresponding cost due to the variety of regulatory schemes and corporate practices in foreign countries with respect to proxy voting. Because the cost of voting on a particular proxy proposal could exceed the expected benefit to a client (including an ERISA Plan), the Investment Adviser may weigh the costs and benefits of voting on proxy proposals relating to foreign securities and make an informed decision on whether voting a given proxy proposal is prudent.

The Trust is required to disclose annually the Fund's complete proxy voting record on Form N-PX covering the period July 1 through June 30 and file it with the SEC no later than August 31. Form N-PX for the Fund is also available at no charge upon request by calling 800.820.0888 or by writing to the Trust at 227 West Monroe Street, Chicago, Illinois 60606. The Fund's Form N-PX is also available on the SEC's website at www.sec.gov.

DISTRIBUTOR

Guggenheim Funds Distributors is the Distributor of the Fund’s Shares. Its principal address is 227 West Monroe Street, Chicago, Illinois 60606. The Distributor has entered into a Distribution Agreement with the Trust pursuant to which it distributes Fund Shares. Shares are continuously offered for sale by the Fund through the Distributor only in Creation Unit Aggregations, as described in the Prospectus and below under the heading “Creation and Redemption of Creation Unit Aggregations.”

BROKERAGE TRANSACTIONS

The Investment Adviser is responsible for purchasing and selling securities and other assets for the Fund and arranging such purchases and sales. This responsibility involves making investment decisions for the Fund, selecting brokers and dealers to effect transactions and negotiating price, commissions, and markups or markdowns or spreads, if any, with respect to these transactions. The Investment Adviser has adopted policies and procedures that it believes are reasonably designed to obtain best execution for portfolio transactions and to allocate investment opportunities among the Fund and the Investment Adviser’s other clients fairly, equitably and in a non-preferential manner over time.

The Investment Adviser has discretionary trading authority on behalf of the Fund (and its other clients) and has a duty to the Fund (and its other clients) to seek the best available net price and most favorable execution for portfolio transactions. In selecting a broker or dealer for each transaction, the Investment Adviser uses its judgment to choose the broker or dealer most capable of providing the range and quality of brokerage services necessary to obtain the best available net price and most favorable execution based on a range of factors. The factors that the Investment Adviser may consider include, but are not limited to, prior experiences with broker-dealers, the size of the particular transactions, the financial condition of the broker-dealer and its execution capabilities, the potential impact on the marketplace and other factors deemed appropriate by the Investment Adviser. Accordingly, the Investment Adviser is not obligated to choose the broker or dealer offering the lowest available commission rate or the lowest possible execution cost on a transaction. The sale of Fund Shares by a broker or dealer is not a factor in the selection of brokers and dealers to execute portfolio transactions for the Fund. The Investment Adviser and its affiliates do not currently participate in soft dollar arrangements.

The Investment Adviser may aggregate trade orders for the Fund in a particular security when it believes that doing so is consistent with its duties to the Trust. Aggregation of trade orders may result in an overall benefit to the Fund because it may achieve efficiencies in execution and reduce trading costs. The Investment Adviser will allocate such orders in a fair and equitable manner in relation to the objectives and needs of the Fund(s). The Investment Adviser will typically allocate these orders prior to executing the trade in accordance with its applicable policies and procedures. In some cases, the Investment Adviser may use various forms of pro rata or other methods of allocation that are considered to be consistent with the Investment Adviser’s established policies and procedures.

HOW NET ASSET VALUE IS DETERMINED

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “How to Buy and Sell Shares-Pricing Fund Shares.” Neither the Prospectus nor the following information is intended to reflect an exhaustive list of the methodologies the Fund may use to value its investments. The methodologies summarized in the Prospectus and below may not represent the specific means by which the Fund’s investments are valued on any particular business day.

The NAV of the Fund serves as the basis for the purchase and redemption price of the Fund’s Shares that are issued and sold in Creation Unit Aggregations. The trading price of Shares on the NYSE Arca may differ from the Fund's daily NAV. The NAV per share of the Fund is calculated by dividing the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding Shares. With respect to portfolio securities and assets of the Fund for which market quotations are not readily available, or which cannot be accurately valued with the Fund's valuation procedures, the Fund will fair value those securities and assets in good faith using methods approved by the Board. The Fund's valuation procedures permit the Fund to use a variety of valuation methodologies in connection with valuing the Fund’s investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. As a general matter, valuing securities accurately is difficult and can be based on inputs and assumptions which may not always be correct.

Debt securities with a maturity greater than 60 days at the time of purchase will be generally valued based on market quotations from approved pricing services, except as specified below. Prices obtained from pricing services use various inputs, methods, models and assumptions, which may include information provided by broker-dealers and other market makers. Pricing services face the same challenges as the Fund in valuing securities and can rely on limited available information. If prices obtained from pricing services are unavailable, then the securities are generally fair valued in accordance with the Fund's valuation procedures. Certain securities may be valued based on broker bid prices.

The Fund will utilize the amortized cost method in valuing its discount notes with maturities of 60 days or less for purposes of determining the NAV of its Shares. Commercial paper will be valued using market quotations from approved pricing services. The amortized cost method of valuation involves valuing a security at its cost adjusted by a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. If it is deemed that amortized cost does not represent fair value, then market quotations from a pricing service will be used.

Equity securities traded on a domestic securities exchange (including ADRs and GDRs) are usually valued at the last sale price on that exchange on the day the valuation is made. If no sale is reported, then an exchange-traded equity security is valued on the basis of the last bid price. Over-the-counter (“OTC”) securities held by the Fund are typically valued at the NASDAQ Official Closing Price (“NOCP”) on the valuation date or, if no NOCP is reported, the last reported bid price is used. The portfolio securities of the Fund that are usually traded on multiple exchanges or markets are taken at the last sales price of such securities on the primary exchange or market on which they are traded.

Options on securities and indices purchased by the Fund generally are valued using the mid price, which is the mean of the spread between the bid and ask prices.

The value of total return index swaps will usually be computed based on the current index value as of the close of regular trading on the NYSE, with the swap value being adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreement. A credit default swap will be valued on the basis of the current trade price. If a qualifying trade price is unavailable, then the mid point price may be used. An interest rate swap is generally valued using the closing price from the prior day, subject to an adjustment for the current day's spreads.

The Fund may fair value an asset when a market quotation is not readily available, is not reliable, or the valuation of an asset does not reflect the asset’s fair value as of the applicable valuation time. The Fund also may value its foreign securities at fair value when a significant event is deemed to have occurred. The Board has adopted fair valuation procedures for the Fund and has delegated certain responsibilities for fair value determinations to the Valuation Committee, which consists of personnel of the Investment Adviser and other committee members.

Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund's valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund's valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon its sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available.

CREATION AND REDEMPTION OF CREATION UNIT AGGREGATIONS

Creation—The Trust issues and sells Shares only in Creation Unit Aggregations on a continuous basis through the Distributor, without a sales load, at its NAV next determined after receipt, on any Business Day (as defined below), of an order in proper form.

A “Business Day” is any day on which the NYSE is open for business. As of the date of this SAI, the NYSE observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Deposit of Securities and Deposit or Delivery of Cash—The consideration for purchase of Creation Unit Aggregations of the Fund generally consists of the in-kind deposit of a designated portfolio of fixed income securities — the “Deposit Securities” — (and/or an amount of cash in lieu of some or all of the Deposit Securities) per each Creation Unit Aggregation constituting a substantial replication, or representation, of the securities included in the Underlying Index (“Fund Securities”) and an amount of cash — the “Cash Component” — computed as described below. Together, the Deposit Securities (and/or an amount of cash in lieu of some or all of the Deposit Securities) and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit Aggregation of the Fund.

The Cash Component—The Cash Component is sometimes also referred to as the Balancing Amount. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit Aggregation and the Deposit Amount (as defined below). The Cash Component is an amount equal to the difference between the NAV of the Fund Shares (per Creation Unit Aggregation) and the “Deposit Amount” — an amount equal to the market value of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the creator will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the creator will receive the Cash Component.

The Custodian, through the NSCC (discussed below), makes available on each Business Day, prior to the opening of business on the NYSE Arca (currently 9:30 a.m., Eastern time), the list of the names and the required number of shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for the Fund.

Such Fund Deposit is applicable, subject to any adjustments as described below, in order to effect creations of Creation Unit Aggregations of the Fund until such time as the next-announced composition of the Deposit Securities is made available.

The identity and number of shares of the Deposit Securities required for the Fund Deposit for the Fund changes as rebalancing adjustments and corporate action events are reflected within the Fund from time to time by the Investment Adviser with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the component securities of the Underlying Index. In addition, the Trust reserves the right to permit or require the substitution of an amount of cash — i.e., a “cash in lieu” amount — to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery or that may not be eligible for transfer through the systems of DTC, or which might not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting or other relevant reason. Brokerage commissions incurred in connection with the acquisition of Deposit Securities not eligible for transfer through the systems of DTC will be at the expense of the Fund and will affect the value of all Shares; but the Investment Adviser, subject to the approval of the Board, may adjust the transaction fee within the parameters described above to protect ongoing shareholders. The adjustments described above will reflect changes known to the Investment Adviser on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the Underlying Index or resulting from certain corporate actions.

In addition to the list of names and numbers of securities constituting the current Deposit Securities of the Fund Deposit, the Custodian, through the NSCC, also makes available on each Business Day, the estimated Cash Component, effective through and including the previous Business Day, per outstanding Creation Unit Aggregation of the Fund.

Procedures for Creation of Creation Unit Aggregations—To be eligible to place orders with the Distributor and to create a Creation Unit Aggregation of the Fund, an entity must be a DTC Participant (see the Book Entry Only System section), and, in each case, must have executed an agreement with the Distributor, with respect to creations and redemptions of Creation Unit Aggregations (“Participant Agreement”) (discussed below). A DTC Participant is also referred to as an “Authorized Participant.” Investors should contact the Distributor for the names of Authorized Participants that have signed a Participant Agreement. All Fund Shares, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

All orders to create Creation Unit Aggregations (through an Authorized Participant), must be received by the Distributor no later than the closing time of the regular trading session on the NYSE Arca (“Closing Time”) (ordinarily 4:00 p.m., Eastern time) in each case on the date such order is placed in order for creation of Creation Unit Aggregations to be effected based on the NAV of Shares as next determined on such date after receipt of the order in proper form. In the case of custom orders placed by an Authorized Participant in the event that the Trust permits the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such Authorized Participant or the investor for which it is acting or other relevant reason, the order must be received by the Distributor no later than 3:00 p.m. Eastern time on the trade date. A custom order placed by an Authorized Participant must be received no later than 4:00 p.m. Eastern time on the trade date in the event that the Trust requires the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such Authorized Participant or the investor for which it is acting or other relevant reason. The date on which an order to create Creation Unit Aggregations (or an order to redeem Creation Unit Aggregations, as discussed below) is placed is referred to as the “Transmittal Date.” Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below (see the “Placement of Creation Orders” section). Severe economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an Authorized Participant.

All orders from investors who are not Authorized Participants to create Creation Unit Aggregations shall be placed with an Authorized Participant, as applicable, in the form required by such Authorized Participant. In addition, the Authorized Participant may request the investor to make certain representations or enter into agreements with respect to the order, e.g., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to create Creation Unit Aggregations of the Fund have to be placed by the investor’s broker through an Authorized

Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those placing orders for Creation Unit Aggregations should afford sufficient time to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date. Persons placing orders should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.

Placement of Creation Orders—Fund Deposits must be delivered through a DTC Participant that has executed a Participant Agreement pre-approved by the Investment Adviser and the Distributor. Such orders will be effected through a transfer of securities and cash directly through DTC. The Fund Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Fund by no later than 11:00 a.m., Eastern time, of the next Business Day immediately following the Transmittal Date.

All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The amount of cash equal to the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than 2:00 p.m., Eastern time, on the next Business Day immediately following such Transmittal Date. An order to create Creation Unit Aggregations outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if the Custodian does not receive both the required Deposit Securities and the Cash Component by 11:00 a.m. and 2:00 p.m., Eastern time, respectively, on the next Business Day immediately following the Transmittal Date, such order will be canceled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using the Fund Deposit as newly constituted to reflect the then current Deposit Securities and Cash Component. The delivery of Creation Unit Aggregations so created will occur no later than the second (2nd) Business Day following the day on which the purchase order is deemed received by the Distributor.

Additional transaction fees may be imposed with respect to transactions in which any cash can be used in lieu of Deposit Securities to create Creation Units. (See Creation Transaction Fee section below).

Creation Unit Aggregations may be created in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the Fund Shares on the date the order is placed in proper form since, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) 115% of the market value of the undelivered Deposit Securities (the “Additional Cash Deposit”). The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to 4:00 p.m., Eastern time, on such date, and federal funds in the appropriate amount are deposited with the Custodian by 11:00 a.m., Eastern time, the following Business Day. If the order is not placed in proper form by 4:00 p.m., Eastern time, or federal funds in the appropriate amount are not received by 11:00 a.m., Eastern time, the next Business Day, then the order may be deemed to be canceled and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to 115% of the daily marked to market value of the missing Deposit Securities. To the extent that missing Deposit Securities are not received by 1:00 p.m., Eastern time, on the second (2nd) Business Day following the day on which the purchase order is deemed received by the Distributor or in the event a marked-to-market payment is not made within one Business Day following notification by the Distributor that such a payment is required, the Trust may use the cash on deposit to purchase the missing Deposit Securities. Authorized Participants will be liable to the Trust and the Fund for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a transaction fee, as listed below, will be charged in all cases.

The delivery of Creation Unit Aggregations so created will occur no later than the second (2nd) Business Day following the day on which the purchase order is deemed received by the Distributor.

Acceptance of Orders for Creation Unit Aggregations—The Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor in respect of the Fund if: (i) the order is not in proper form; (ii) the investor(s), upon obtaining the Fund Shares ordered, would own 80% or more of the currently outstanding Shares; (iii) the Deposit Securities delivered are not as disseminated for that date by the Custodian, as described above; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or the Investment Adviser, have an adverse effect on the Trust or the rights of beneficial owners; or (vii) in the event that circumstances outside the control of the Trust, the Custodian, the Distributor and the Investment Adviser make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Investment Adviser, the Distributor, DTC, NSCC, the Custodian or any other participant in the creation process, and similar extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of such prospective creator of its rejection of the order of such person. The Trust, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for the failure to give any such notification.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Creation Transaction Fee—Investors will be required to pay a fixed creation transaction fee, described below, payable to the Distributor regardless of the number of creations made each day. An additional charge of up to four times the fixed transaction fee (expressed as a percentage of the value of the Deposit Securities) may be imposed for cash creations (to offset the Trust’s brokerage and other transaction costs associated with using cash to purchase the requisite Deposit Securities). Investors are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust. Certain fees or costs associated with creation transactions may be waived in certain circumstances.

The standard creation/redemption transaction fee for the Fund will be $500. As the planned termination date of the Fund approaches, the Fund may elect to accept creation orders mostly or entirely in cash. As bonds held by the Fund begin to mature, creations may be effected increasingly in cash.

In the case of cash creations or where the Trust permits or requires a creator to substitute cash in lieu of depositing a portion of the Deposit Securities, the creator may be assessed an additional variable charge to compensate the Fund for the costs associated with purchasing the applicable securities. The Trust may adjust these fees from time to time based upon actual experience. As a result, in order to seek to replicate the in-kind creation order process, the Trust expects to purchase, in the secondary market or otherwise gain exposure to, the portfolio securities that could have been delivered as a result of an in-kind creation order pursuant to local law or market convention, or for other reasons ("Market Purchases"). In such cases where the Trust makes Market Purchases, the Authorized Participant will reimburse the Trust for, among other things, any difference between the market value at which the securities and/or financial instruments were purchased by the Trust and the cash in lieu amount (which amount, at the Investment Adviser's discretion, may be capped), applicable registration fees, brokerage commissions and certain taxes. The Investment Adviser may adjust the transaction fee to the extent the composition of the creation securities changes or cash in lieu is added to the Cash Component to protect ongoing shareholders. Creators of Creation Units are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust.

Redemption of Fund Shares in Creation Units Aggregations—Fund Shares may be redeemed only in Creation Unit Aggregations at their NAV next determined after receipt of a redemption request in proper form by the Fund through the Transfer Agent and only on a Business Day. The Fund will not redeem Shares in amounts less than Creation Unit Aggregations. Beneficial owners must accumulate enough Shares in the secondary market to constitute a Creation Unit Aggregation in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit Aggregation. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Fund Shares to constitute a redeemable Creation Unit Aggregation.

An Authorized Participant submitting a redemption request is deemed to represent to the Trust that it (or its client) (i) owns outright or has full legal authority and legal beneficial right to tender for redemption the requisite number of Shares to be redeemed and can receive the entire proceeds of the redemption, and (ii) Shares to be redeemed have not been loaned or pledged to another party nor are they the subject of a repurchase agreement, securities lending agreement or such other arrangement which would preclude the delivery of such Shares to the Trust. The Trust reserves the right to verify these representations at its discretion, but will typically require verification with respect to a redemption request from the Fund in connection with higher levels of redemption activity and/or short interest in the Fund. If the Authorized Participant, upon receipt of a verification request, does not provide sufficient verification of its representations as determined by the Trust, the redemption request will not be considered to have been received in proper form and may be rejected by the Trust.

With respect to the Fund, the Custodian, through the NSCC, makes available prior to the opening of business on the NYSE Arca (currently 9:30 a.m., Eastern time) on each Business Day, the identity of the Fund Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as described below) on that day. Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Unit Aggregations.

Unless cash redemptions or partial cash redemptions are available or specified for the Fund, the redemption proceeds for a Creation Unit Aggregation generally consist of Fund Securities — as announced on the Business Day of the request for redemption received in proper form — plus or minus cash in an amount equal to the difference between the NAV of the Fund Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less a redemption transaction fee as listed below. In the event that the Fund Securities have a value greater than the NAV of the Fund Shares, a compensating cash payment equal to the difference is required to be made by or through an Authorized Participant by the redeeming shareholder.

The right of redemption may be suspended or the date of payment postponed (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of Shares or determination of the Fund’s NAV is not reasonably practicable; or (iv) in such other circumstances as is permitted by the SEC.

Redemption Transaction Fee—A redemption transaction fee is imposed to offset transfer and other transaction costs that may be incurred by the Fund. An additional variable charge for cash redemptions (when cash redemptions are available or specified) for the Fund may be imposed. Investors will also bear the costs of transferring the Fund Securities from the Trust to their account or on their order. An additional variable charge for cash redemptions or partial cash redemptions may also be imposed to compensate the Fund for the costs associated with buying the applicable securities. The Fund may adjust these fees from time to time based on actual experience. As a result, in order to seek to replicate the in-kind redemption order process, the Trust expects to sell, in the secondary market, the portfolio securities that will not be delivered as part of an in-kind redemption order (“Market Sales”). In such cases where the Trust makes Market Sales, the Authorized Participant will reimburse the Trust for, among other things, any difference between the market value at which the securities were sold by the Trust and the cash in lieu amount (which amount, at the Investment Adviser's discretion, may be capped), applicable registration fees, brokerage commissions and taxes. To the extent applicable, brokerage commissions incurred in connection with the Trust's sale of portfolio securities will be at the expense of the Fund and will affect the value of all Shares; but the Investment Adviser may adjust the transaction fee to the extent the composition of the redemption securities changes or cash in lieu is added to the Cash Redemption Amount to protect ongoing shareholders. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit Aggregation may be charged an additional fee of up to four times the fixed transaction fee for such services. The standard redemption transaction fees for the Fund otherwise are the same as the standard creation fee set forth above. In no event will a redemption transaction fee exceed 2% of the amount redeemed. Certain fees or costs associated with redemption transactions may be waived in certain circumstances.

Placement of Redemption Orders—Orders to redeem Creation Unit Aggregations must be delivered through a DTC Participant that has executed the Participant Agreement. Such orders will be effected through transfer of Fund

Shares directly through DTC. An order to redeem Creation Unit Aggregations is deemed received by the Trust on the Transmittal Date if (i) such order is received by the Transfer Agent not later than 4:00 p.m., Eastern time, on such Transmittal Date; (ii) such order is accompanied or followed by the requisite number of Shares, which delivery must be made through DTC to the Custodian no later than 11:00 a.m., Eastern time (for the Fund Shares), on the next Business Day immediately following such Transmittal Date (the “DTC Cut-Off-Time”) and 2:00 p.m., Eastern time, for any Cash Component, if any owed to the Fund; and (iii) all other procedures set forth in the Participant Agreement are properly followed. After the Trust has deemed an order for redemption received, the Trust will initiate procedures to transfer the requisite Fund Securities which are expected to be delivered within two Business Days and the Cash Redemption Amount, if any owed to the redeeming Beneficial Owner to the Authorized Participant on behalf of the redeeming Beneficial Owner by the second (2nd) Business Day following the Transmittal Date on which such redemption order is deemed received by the Trust.

The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered/received upon redemption will be made by the Custodian according to the procedures set forth under Determination of NAV computed on the Business Day on which a redemption order is deemed received by the Trust. Therefore, if a redemption order in proper form is submitted to the Transfer Agent by a DTC Participant not later than Closing Time on the Transmittal Date, and the requisite number of Shares are delivered to the Custodian prior to the DTC Cut-Off-Time, then the value of the Fund Securities and the Cash Redemption Amount to be delivered/received will be determined by the Custodian on such Transmittal Date. If, however, either (i) the requisite number of Shares are not delivered by the DTC Cut-Off-Time, as described above, or (ii) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date. In such case, the value of the Fund Securities and the Cash Redemption Amount to be delivered/received will be computed on the Business Day following the Transmittal Date provided that Shares are delivered through DTC to the Custodian by 11:00 a.m., Eastern time, the following Business Day pursuant to a properly submitted redemption order.

If it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem such Fund Shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its Fund Shares based on the NAV of Shares next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Fund’s brokerage and other transaction costs associated with the disposition of Fund Securities). The Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities, or cash in lieu of some securities added to the Cash Component, but in no event will the total value of the securities delivered and the cash transmitted differ from the NAV.

Redemptions of Fund Shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Unit Aggregations for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of a Creation Unit Aggregation may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming Beneficial Owner of the Fund Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment, beneficial ownership of Shares or delivery instructions.

As the planned termination date of the Fund approaches, the Fund may elect to accept redemption orders mostly or entirely in cash. As bonds held by the Fund begin to mature, redemptions may be effected increasingly in cash.

DIVIDENDS AND TAXES

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Federal Income Taxation—Taxes on Distributions.”

General Policies. Dividends from net investment income, if any, are declared and paid monthly, and long-term capital gains, if any, are distributed annually. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of the Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income.

Dividends and other distributions on Fund Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Fund.

Dividend Reinvestment Service. No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Fund for reinvestment of their dividend distributions. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables.

Tax Considerations—The following summarizes certain federal income tax considerations generally affecting the Fund and its shareholders. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here is not intended as a substitute for careful tax planning. The discussion is based upon current provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, possibly with retroactive effect. Prospective investors should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership, and disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

The Fund has elected and intends to qualify each taxable year to be treated as a separate regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes as dividends to its shareholders. To qualify for treatment as a RIC, a company must annually distribute dividends of an amount generally at least equal to 90% of its investment company taxable income (which includes, but is not limited to, dividends, interest and net short-term capital gains) and meet several other requirements relating to the nature of its income and the diversification of its assets. If the Fund fails to qualify for any taxable year as a RIC (and is not able to cure said failure through the payment of certain penalties), all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits. In addition, in order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions.

The Fund is treated as a separate corporation for federal income tax purposes. The Fund therefore is considered to be a separate entity in determining its treatment under the rules for RICs described herein and in the Prospectus. Losses in one fund do not offset gains in another fund and the requirements (other than certain organizational requirements) to qualify for RIC status are determined at the Fund level rather than at the Trust level.

The Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (taking into account certain deferrals and elections) for the calendar year, (ii) 98.2% of its capital gain net income (adjusted for certain ordinary losses) for the twelve months ended October 31 of such calendar year and (iii) any ordinary income and capital gain net income for preceding calendar years that were not distributed during such calendar years and on which the Fund paid no federal income tax. The Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.

As a result of tax requirements, the Trust on behalf of the Fund has the right to reject an order to purchase Shares if the purchaser (or group of purchasers) would, upon obtaining Shares so ordered, own 80% or more of the outstanding Shares and if, pursuant to sections 351 and 362 of the Code, the Fund would have a basis in the Deposit Securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial Share ownership for purposes of the 80% determination.

The Fund may make investments that are subject to special federal income tax rules, such as investments in repurchase agreements, money market instruments, convertible securities, structured notes, swaps, options, futures contracts and non-U.S. corporations classified as “passive foreign investment companies.” Those special tax rules can, among other things, affect the timing of income, gain and loss, the treatment of income as capital or ordinary and the treatment of capital gain or loss as long-term or short-term. The application of these special rules would therefore also affect the character of distributions made by the Fund. The Fund may need to borrow money or dispose of some of its investments earlier than anticipated in order to meet its distribution requirements. See “Federal Tax Treatment of Futures and Options Contracts” for certain federal income tax rules regarding futures and options contracts.

The Fund’s investment in zero coupon securities, deferred interest securities, certain structured securities or other securities bearing original issue discount or, if the Fund elects to include market discount in income currently, market discount, as well as any “marked-to-market” gain from certain options, futures or forward contracts will in many cases cause it to realize income or gain before the receipt of cash payments with respect to these securities or contracts. In order to obtain cash to enable it to distribute this income or gain, to maintain its qualification as a RIC and to avoid federal income or excise taxes, the Fund may be required to liquidate portfolio investments sooner than it might otherwise have done.

The Fund may invest a portion of its net assets in below investment grade instruments. Investments in these types of instruments may present special tax issues for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Fund to the extent necessary in order to seek to ensure that they distribute sufficient income that they do not become subject to U.S. federal income or excise tax.

Distributions from the Fund’s net investment income, including net short-term capital gains, if any, and distributions of income from securities lending, are taxable as ordinary income. Distributions reinvested in additional Shares through the means of a dividend reinvestment service will be taxable dividends to shareholders acquiring such additional Shares to the same extent as if such dividends had been received in cash. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long shareholders have held Shares.

Dividends declared by the Fund in October, November or December and paid to shareholders of record of such months during the following January may be treated as having been received by such shareholders in the year the distributions were declared.

Long-term capital gains of non-corporate taxpayers are generally taxed at a maximum rate of either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. In addition, some ordinary dividends declared and paid by the Fund to non-corporate shareholders may qualify for taxation at the lower reduced tax rates applicable to long-term capital gains, provided that holding period and other requirements are met by the Fund and the shareholder. The Fund will report to shareholders annually the amounts of dividends received from ordinary income, the amount of distributions received from capital gains and the portion of dividends which may qualify for the corporate dividends received deduction. In addition, the Fund will report the amount of dividends to non-corporate shareholders eligible for taxation at the lower reduced tax rates applicable to long-term capital gains. Given the investment strategies of the Fund, it is not anticipated that a significant portion of the distributions from the Fund will be designated as qualified dividend income for the corporate dividends received deduction.

Dividends, interest and gains received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the Fund's total assets at the end of its taxable year consist of foreign stock or securities, the Fund intends to elect to “pass through” to its investors certain foreign income taxes paid by the Fund, with the result that each investor will (i) include in gross income, even though not actually received, the investor's pro rata share of the Fund's foreign income taxes, and (ii) either deduct (in calculating U.S. taxable income) or credit (in calculating U.S. federal income tax liability), subject to certain limitations, the investor's pro rata share of the Fund's foreign income taxes.

If, for any fiscal year, the total distributions made exceed the Fund’s current and accumulated earnings and profits, the excess will, for federal income tax purposes, be treated as a tax free return of capital to each shareholder up to the amount of the shareholder’s basis in his or her Shares, and thereafter as gain from the sale of Shares. The amount treated as a tax free return of capital will reduce the shareholder’s adjusted basis in his or her Shares, thereby increasing his or her potential gain or reducing his or her potential loss on the subsequent sale of his or her Shares.

The sale, exchange or redemption of Shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of Shares will be treated as long-term capital gain or loss if Shares have been held for more than one year. Otherwise, the gain or loss on the taxable disposition of Shares will be treated as short-term capital gain or loss. A loss realized on a sale or exchange of Shares may be disallowed if other substantially identical Shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a sixty-one (61) day period beginning thirty (30) days before and ending thirty (30) days after the date that Shares are disposed of. In such a case, the basis of Shares acquired must be adjusted to reflect the disallowed loss. Any loss upon the sale or exchange of Shares held for six (6) months or less is treated as long-term capital loss to the extent of any capital gain dividends received by the shareholders (including undistributed capital gain included in income). Distribution of ordinary income and capital gains may also be subject to state and local taxes.

The Code requires reporting of adjusted cost basis information for covered securities, which generally include shares of a RIC acquired after January 1, 2012, to the Internal Revenue Service and to taxpayers. Shareholders should contact their financial intermediaries with respect to reporting of cost basis and available elections for their accounts.

If a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the a disclosure statement with the Internal Revenue Service (“IRS”) on IRS Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a RIC are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Distributions of ordinary income paid to shareholders who are nonresident aliens or foreign entities that are not effectively connected to the conduct of a trade or business within the United States will generally be subject to a 30% U.S. withholding tax unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Under an exemption recently made permanent by Congress, properly designated dividends received by a nonresident alien or foreign entity are generally exempt from U.S. federal withholding tax when they (a) are paid in respect of the Fund's “qualified net interest income” (generally, the Fund's U.S. source interest income, reduced by expenses that are allocable to such income), or (b) are paid in connection with the Fund's “qualified short-term capital gains” (generally, the excess of the Fund's net short-term capital gain over the Fund's long-term capital loss for such taxable year). However, depending on the circumstances, the Fund may designate all, some or none of the Fund's potentially eligible dividends as derived from such qualified net interest income or as qualified short-term capital gains, and a portion of the Fund's distributions (e.g. interest and dividends from non-U.S. sources or any foreign currency gains) would be ineligible for this potential exemption from withholding. Depending upon the circumstances, the Fund may designate all, some or none of its potentially eligible dividends as derived from such qualified net interest income or qualified short-term capital gains, and a portion of the Fund's distributions (e.g., interest income from non-U.S. sources or any foreign currency gains) will not be eligible for this potential exemption from withholding.

Shareholders who are nonresident aliens or foreign entities will generally not be subject to U.S. withholding or income tax on gains realized on the sale of Shares or on dividends from capital gains unless (i) such gain or capital gain dividend is effectively connected with the conduct of a trade or business within the U.S. or (ii) in the case of an individual shareholder, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or capital gain dividend and certain other conditions are met. Gains on the sale of Shares and dividends that are effectively connected with the conduct of a trade or business within the U.S. will generally be subject to U.S. federal net income taxation at regular income tax rates.

The Fund is required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2019) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.

Nonresident shareholders are urged to consult their own tax advisors concerning the applicability of the United States withholding tax and the possible applicability of the U.S. estate tax.

Some shareholders may be subject to a withholding tax on distributions of ordinary income, capital gains and any cash received on redemption of Creation Units (“backup withholding”). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Fund or who, to the Fund’s knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of Shares should consult their own tax advisors as to the tax consequences of investing in such Shares, including under federal, state, local and other tax laws. Finally, the foregoing discussion is based on applicable provisions of the Code, regulations, judicial authority and administrative interpretations in effect on the date hereof. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

Federal Tax Treatment of Futures and Options Contracts—The Fund is required for federal income tax purposes to mark to market and recognize as income for each taxable year its net unrealized gains and losses on certain options and futures contracts as of the end of the year as well as those actually realized during the year. Gain or loss from broad-based index options and futures contracts that are listed on a qualified board or exchange are generally required to be marked to market and will result in 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. The Fund may be required to defer the recognition of losses on futures contracts, options contracts and swaps to the extent of any unrecognized gains on offsetting positions held by the Fund.

In order for the Fund to continue to qualify for federal income tax treatment as a RIC, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans or securities, gains from the sale of securities or of foreign currencies or other income derived with respect to the Fund’s business of investing in securities (including net income derived from an interest in certain “qualified publicly traded partnerships”). It is anticipated that any net gain realized from the closing out of futures or options contracts will be considered gain from the sale of securities or derived with respect to the Fund’s business of investing in securities and therefore will be qualifying income for purposes of the 90% gross income requirement.

The Fund intends to distribute to shareholders at least annually any net capital gains which have been recognized for federal income tax purposes, including unrealized gains at the end of the Fund’s fiscal year on certain futures or options transactions. Such distributions are combined with distributions of capital gains realized on the Fund’s other investments and shareholders are advised on the nature of the distributions.

CUSTODIAN, TRANSFER AGENT AND ADMINISTRATOR

The Bank of New York Mellon (“BNY”), located at 101 Barclay Street, New York, New York 10286, serves as custodian for the Fund pursuant to a Custodian Agreement. As custodian, BNY holds the Fund's assets, calculates the NAV of Shares and calculates net income and realized capital gains or losses. BNY also serves as transfer agent of the Fund pursuant to a Transfer Agency Agreement. As compensation for the foregoing services, BNY receives certain out-of-pocket costs, transaction fees and asset based fees which are accrued daily and paid monthly by the Investment Adviser from the management fee pursuant to the Investment Advisory Agreement.
MUFG Investor Services (US), LLC ("MUIS"), located at 805 King Farm Boulevard, Rockville, Maryland 20850, serves as the Trust’s administrator. Pursuant to an administration agreement, MUIS provides certain administrative, bookkeeping and accounting services to the Trust. MUIS is compensated for its services to the Fund solely from the unitary management fee pursuant to the Investment Advisory Agreement.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, 1775 Tyson Blvd., Tysons, Virginia 22102, serves as the Fund's independent registered public accounting firm. It audits the Fund's financial statements and performs other audit-related and tax services.

FINANCIAL STATEMENTS

You may request a copy of the Fund's Annual Report, when available, at no charge by calling 800.820.0888 during normal business hours.

APPENDIX A
DESCRIPTION OF BOND RATINGS
Moody’s Investors Service, Inc. —
Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edge.” Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.
Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default, or there may be present elements of danger with respect to principal or interest.
Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C. Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
Note: Moody’s applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category. The modifier 2 indicates a mid-range ranking, and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.
Standard & Poor’s Corporation —
AAA. Bonds rated AAA have the highest rating assigned by Standard & Poor’s to a debt obligation. Capacity to pay interest and repay principal is extremely strong.
AA. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.
A. Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.
BBB. Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.
BB, B, CCC, CC. Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
C. The rating C is reserved for income bonds on which no interest is being paid.
D. Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

 227 West Monroe Street • Chicago, Illinois 60606 • www.guggenheiminvestments.com

ETF-PRO-BULLETS8

PART C: OTHER INFORMATION

ITEM 28. EXHIBITS:

(a)(1)	Certificate of Trust - Previously filed as an exhibit to the Trust's Registration Statement 333-134551 (filed May 26, 2006).*
(a)(2)	Corrected Certificate of Trust - Previously filed as an exhibit to Post-Effective Amendment No. 409 to the Trust's Registration Statement 333-134551 (filed December 29, 2015).*
(a)(3)
Amended and Restated Agreement and Declaration of Trust - Previously filed as an exhibit to Post-Effective Amendment No. 480 to the Trust's Registration Statement 333-134551 (filed September 28, 2016).*

(a)(4)	Amended Schedule A to the Amended and Restated Agreement and Declaration of Trust - Filed herewith.
(b)	Bylaws of the Trust - Previously filed as an exhibit to Pre-Effective Amendment No. 2 to the Trust's Registration Statement 333-134551 (filed September 15, 2006).*
(c)	Not applicable.
(d)(1)
Investment Advisory Agreement between the Trust and Claymore Advisors, LLC (n/k/a Guggenheim Funds Investment Advisors, LLC) ("Investment Adviser") - Previously filed as an exhibit to Post-Effective Amendment No. 89 to the Trust's Registration Statement 333-134551 (filed March 3, 2010).*

(d)(2)	Amended Exhibit A to the Investment Advisory Agreement - Filed herewith.
(d)(3)
Investment Subadvisory Agreement among the Trust, the Investment Adviser and Guggenheim Partners Asset Management, LLC (n/k/a Guggenheim Partners Investment Management, LLC) with respect to Wilshire US REIT ETF - Previously filed as an exhibit to Post-Effective Amendment No. 89 to the Trust's Registration Statement 333-134551 (filed March 3, 2010).*

(d)(4)
Investment Subadvisory Agreement among the Trust, the Investment Adviser, and Guggenheim Partners Investment Management, LLC with respect to Guggenheim Ultra Short Duration ETF - Previously filed as an exhibit to Post-Effective Amendment No. 344 to the Trust's Registration Statement 333-134551 (filed December 29, 2014).*

(e)(1)
Distribution Agreement between the Trust and Claymore Securities, Inc. (n/k/a Guggenheim Funds Distributors, LLC) ("Distributor") - Previously filed as an exhibit to Post-Effective Amendment No. 480 to the Trust's Registration Statement 333-134551 (filed September 28, 2016).*

(e)(2)	Amended Exhibit A to the Distribution Agreement - Filed herewith.
(e)(3)	Form of Participant Agreement (equity ETFs) - Previously filed as an exhibit to Post-Effective Amendment No. 100 to the Trust's Registration Statement 333-134551 (filed August 20, 2010).*
(e)(4)	Form of Participant Agreement (fixed income ETFs) - Previously filed as an exhibit to Post-Effective Amendment No. 101 to the Trust's Registration Statement 333-134551 (filed September 1, 2010).*
(f)	Not applicable.
(g)(1)
Form of Custody Agreement between the Trust and The Bank of New York - Previously filed as an exhibit to Pre-Effective Amendment No. 2 to the Trust's Registration Statement 333-134551 (filed September 15, 2006).*

(g)(2)	Amended Schedule II to Custody Agreement - Filed herewith.
(h)(1)
Expense Reimbursement Agreement between the Trust and the Investment Adviser - Previously filed as an exhibit to Post-Effective Amendment No. 41 to the Trust's Registration Statement 333-134551 (filed December 31, 2007).*

(h)(2)	Amended Exhibit A to Expense Reimbursement Agreement - Filed herewith.
(h)(3)	Amendment to Expense Reimbursement Agreement – Previously filed as an exhibit to Post-Effective Amendment No. 492 to the Trust’s Registration Statement 333-134551 (filed October 21, 2016).*
(h)(4)
Fund Administration Agreement between the Trust and Rydex Fund Services, LLC - Previously filed as an exhibit to Post-Effective Amendment No. 262 to the Trust's Registration Statement 333-134551 (filed July 15, 2013).*

(h)(5)	Amended Schedule A to Administration Agreement - Filed herewith.
(h)(6)	Amendment to Fund Administration Agreement – Previously filed as an exhibit to Post-Effective Amendment No. 492 to the Trust’s Registration Statement 333-134551 (filed October 21, 2016).*
(h)(7)
Form of Transfer Agency Services Agreement between the Trust and The Bank of New York - Previously filed as an exhibit to Pre-Effective Amendment No. 2 to the Trust's Registration Statement 333-134551 (filed September 15, 2006).*

(h)(8)	Amended Appendix I to Transfer Agency Services Agreement - Filed herewith.

(h)(9)
Form of Fund Accounting Agreement between the Trust and The Bank of New York - Previously filed as an exhibit to Post-Effective Amendment No. 2 to the Trust's Registration Statement 333-134551 (filed December 12, 2006).*

(h)(10)	Amended Schedule I to Fund Accounting Agreement - Filed herewith.
(h)(11)
Compliance Support Services Addendum to Fund Accounting Agreement - Previously filed as an exhibit to Post-Effective Amendment No. 262 to the Trust's Registration Statement 333-134551 (filed July 15, 2013).*

(h)(12)
Form of Sub-License Agreement between the Trust and the Investment Adviser - Previously filed as an exhibit to Post-Effective Amendment No. 480 to the Trust's Registration Statement 333-134551 (filed September 28, 2016).*

(h)(13)	Amended Exhibit A and Schedule A to the Sub-License Agreement - Filed herewith.
(h)(14)
Form of Sub-License Agreement between the Trust and the Investment Adviser with respect to Guggenheim Defensive Equity ETF - Previously filed as an exhibit to Post-Effective Amendment No. 510 to the Trust's Registration Statement 333-134551 (filed December 27, 2016).*

(i)	Opinion and consent of Dechert LLP - Filed herewith.
(j)	Not applicable.
(k)	Not applicable.
(l)	Not applicable.
(m)(1)	Distribution and Service Plan - Previously filed as an exhibit to Post-Effective Amendment No. 41 to the Trust's Registration Statement 333-134551 (filed December 31, 2007).*
(m)(2)	Amended Exhibit A to Distribution and Service Plan - Filed herewith.
(n)	Not applicable.
(o)	Not applicable.
(p)
Code of Ethics of the Trust, the Investment Adviser, and the Distributor - Previously filed as an exhibit to Post-Effective Amendment No. 480 to the Trust's Registration Statement 333-134551 (filed September 28, 2016).*

(q)	Powers of Attorney - Previously filed as an exhibit to Post-Effective Amendment No. 191 to the Guggenheim Funds Trust's Registration Statement 2-19458 (filed January 28, 2016).*
_____________________________________

*	Incorporated by reference.

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

See the Statement of Additional Information.

ITEM 30. INDEMNIFICATION

     Pursuant to Article VI of the Trust's Agreement and Declaration of Trust, the Trust has agreed to indemnify each person who at any time serves as a Trustee or officer of the Trust (each such person being an "indemnitee") against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and reasonable counsel fees reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while acting in any capacity set forth therein by reason of his having acted in any such capacity, except with respect to any matter as to which he shall not have acted in good faith in the reasonable belief that his action was in the best interest of the Trust or, in the case of any criminal proceeding, as to which he shall have had reasonable cause to believe that the conduct was unlawful, provided, however, that no indemnitee shall be indemnified hereunder against any liability to any person or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence, or (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as "disabling conduct"). Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee (1) was authorized by a majority of the Trustees or (2) was instituted by the indemnitee to enforce his or her rights to indemnification hereunder in a case in which the indemnitee is found to be entitled to such indemnification. The rights to indemnification set forth in the Declaration of Trust shall continue as to a person who has ceased to be a Trustee or officer of the Trust and shall inure to the benefit of his or her heirs, executors and personal and legal representatives. No amendment or restatement of the Declaration of Trust or repeal of any of its provisions shall limit or eliminate any of the benefits provided to any person who at any time is or was a Trustee or officer of the Trust or otherwise entitled to indemnification hereunder in respect of any act or omission that occurred prior to such amendment, restatement or repeal.

     Notwithstanding the foregoing, no indemnification shall be made hereunder unless there has been a determination (i) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification hereunder was brought that such indemnitee is entitled to indemnification hereunder or, (ii) in the absence of such a decision, by (1) a majority vote of a quorum of those Trustees who are neither "interested persons" of the Trust (as defined in Section 2(a)(19) of the 1940 Act) nor parties to the proceeding ("Disinterested Non-Party Trustees"), that the indemnitee is entitled to indemnification hereunder, or (2) if such quorum is not obtainable or even if obtainable, if such majority so directs, independent legal counsel in a written opinion concludes that the indemnitee should be entitled to indemnification hereunder.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT MANAGER

     See "Management" in the Statement of Additional Information. Information as to the directors and officers of the Investment Adviser is included in its Form ADV filed with the SEC and is incorporated herein by reference thereto.

ITEM 32. PRINCIPAL UNDERWRITERS

(a)
Guggenheim Funds Distributors, LLC serves as the principal underwriter for the Trust, Claymore Exchange Traded Fund Trust 2, Guggenheim Funds Trust, Guggenheim Strategy Funds Trust, Guggenheim Variable Funds Trust, Rydex Series Funds, Rydex ETF Trust, Rydex Variable Trust, Rydex Dynamic Funds and Transparent Value Trust.

(b)	The following is a list of the executive officers, directors and partners of Guggenheim Funds Distributors, LLC:

NAME AND PRINCIPAL BUSINESS ADDRESS(1)	POSITIONS AND OFFICES WITH UNDERWRITER	POSITIONS AND OFFICES WITH REGISTRANT

Donald Cacciapaglia	Chief Executive Officer and President	Chief Executive Officer, President and Trustee

Dominick Cogliandro	Chief Operating Officer	None

Douglas Mangini	Senior Vice President	None

Amy J. Lee	Vice President and Secretary	Chief Legal Officer

Julie Jacques	Treasurer and Chief Financial Officer	None

Dennis Metzger	Chief Compliance Officer	None

William Belden	Vice President	Vice President

Kevin McGovern	Vice President	None

Elisabeth Miller	Vice President	None

(1)	The principal business address for all listed persons is 227 West Monroe Street, Chicago, Illinois 60606.

ITEM 33. LOCATION OF ACCOUNTS AND RECORDS

     The accounts, books and other documents of the Registrant required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder, are maintained in part at the office of MUFG Investor Services (US), LLC at 805 King Farm Boulevard, Rockville, Maryland 20850, and in part at the offices of the Transfer Agent at 101 Barclay Street, New York, New York 10286.

ITEM  34.  MANAGEMENT SERVICES

Not applicable.

ITEM  35.  UNDERTAKINGS

Not applicable.

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness under Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago and State of Illinois on the 26th day of September, 2017.

CLAYMORE EXCHANGE-TRADED FUND TRUST

By: /s/ Donald C. Cacciapaglia
-------------------------------------
Donald C. Cacciapaglia
Chief Executive Officer and President

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

SIGNATURES	TITLE	DATE
*	Trustee	September 26, 2017
Randall C. Barnes

*	Trustee	September 26, 2017
Donald A. Chubb, Jr.

*	Trustee	September 26, 2017
Jerry B. Farley

*	Trustee	September 26, 2017
Roman Friedrich III

*	Trustee	September 26, 2017
Robert B. Karn III

*	Trustee	September 26, 2017
Ronald A. Nyberg

*	Trustee	September 26, 2017
Maynard F. Oliverius

*	Trustee	September 26, 2017
Ronald E. Toupin, Jr.

/s/ Donald C. Cacciapaglia	Trustee, Chief Executive Officer and	September 26, 2017
Donald C. Cacciapaglia	President

/s/ John L. Sullivan	Treasurer, Chief	September 26, 2017
John L. Sullivan	Financial Officer and
Chief Accounting Officer

/s/ Mark E. Mathiasen		September 26, 2017
Mark E. Mathiasen
*Attorney-In-Fact, pursuant to powers of attorney

EXHIBIT INDEX

(a)(4)     Amended Schedule A to the Amended and Restated Agreement and Declaration of Trust

(d)(2)    Amended Exhibit A to the Investment Advisory Agreement

(e)(2)    Amended Exhibit A to the Distribution Agreement

(g)(2)    Amended Schedule II to Custody Agreement

(h)(2)    Amended Exhibit A to Expense Reimbursement Agreement

(h)(5)    Amended Schedule A to Administration Agreement

(h)(8)    Amended Appendix I to Transfer Agency Services Agreement

(h)(10) Amended Schedule I to Fund Accounting Agreement

(h)(13) Amended Exhibit A and Schedule A to Sub-License Agreement

(i)	Opinion and consent of Dechert LLP

(m)(2) Amended Exhibit A to Distribution and Service Plan